UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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America First Apartment Investors, Inc.

(Name of Registrant as Specified In Its Charter)

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AMERICA FIRST APARTMENT INVESTORS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 9, 2006
       The Annual Meeting of Stockholders of America First Apartment Investors, Inc. (the “Company”) will be held at Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska on Tuesday, May 9, 2006, at 9:00 a.m. Central Daylight Time, for the following purposes:

(1) To elect two Class I directors.

(2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

(3) To approve the adoption of the Company’s 2006 Equity Incentive Plan.

(4) To approve the adoption of the Company’s Employee Stock Purchase Plan.

(5) To transact any other business that properly comes before the meeting or any adjournment thereof.
      All shareholders of record as of March 23, 2006 will be entitled to vote at the Annual Meeting. In order to facilitate voting at the meeting, and to help ensure the presence of a quorum, our Board of Directors is asking for your proxy to vote your shares at the Annual Meeting.
      Whether or not you expect to attend the Annual Meeting, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person.
      A Proxy Statement containing important information about the election of directors, the ratification of the appointment of our independent registered public accounting firm is also enclosed, the approval of the Company’s 2006 Equity Incentive Plan and the approval of the Company’s Employee Stock Purchase Plan. You should read the Proxy Statement carefully and completely.

By Order of the Board of Directors

Paul Beldin, Secretary
Omaha, Nebraska
April 3, 2006
IMPORTANT: BY PROMPTLY RETURNING YOUR PROXY, YOU WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

AMERICA FIRST APARTMENT INVESTORS, INC.
1004 FARNAM STREET
SUITE 100
OMAHA, NEBRASKA 68102

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting
      Our Board of Directors is asking for your proxy to use at our Annual Meeting of Stockholders which is scheduled to be held at 9:00 a.m. Central Daylight Time on May 9, 2006 at The Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska. At the Annual Meeting we will be voting to:

•	elect two Class I directors for terms ending in 2009;

•	ratify the appointment of Deloitte & Touch LLP as our independent registered public accounting firm for 2006,

•	approve the adoption of our 2006 Equity Incentive Plan to replace our current 2002 Stock Option Plan; and

•	approve the adoption of our Employee Stock Purchase Plan.
      Other business properly brought before the Annual Meeting may also be conducted, but we do not know of any additional business at this time. This proxy statement contains important information about the election of directors, the ratification of the appointment of our independent registered public accounting firm, the adoption of our 2006 Equity Incentive Plan and the adoption of our Employee Stock Purchase Plan. You should read it carefully and completely.
      All record holders of our common stock at the close of business on March 23, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting. There were 11,035,558 shares of our common stock issued and outstanding on the Record Date. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
      Even if you plan to attend the Annual Meeting in person, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. This will help ensure that a quorum is present at the Annual Meeting and will save us the cost of additional proxy solicitations. Any share of our common stock that is represented by a properly executed and unrevoked proxy will be considered present at the meeting for purposes of establishing a quorum. This includes proxies in which votes are withheld, abstentions are cast or which represent broker nonvotes. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person. You can also withdraw your proxy at any time before the Annual Meeting by sending a written notice of termination to our corporate secretary or by filing a later-dated proxy with him.
      Our Board of Directors will vote your proxy at the Annual Meeting according to your instructions as long as your proxy is properly executed and has not been revoked by you. If you simply sign and date the proxy, but do not provide any instructions as to how the proxy should be voted, your proxy will be voted “FOR” each of the nominees for the Board, “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, “FOR” the adoption of our 2006 Equity Incentive Plan and “FOR” the adoption of our Employee Stock Purchase Plan.
      This Proxy Statement and the proxy cards are first being mailed to our stockholders on or about April 5, 2006.

Ownership of Our Common Stock by Our Directors and Officers and Principal Stockholders
      The following table sets forth, as of the Record Date, the beneficial ownership of our common stock by each director, by each nominee to become a director, by each of the executive officers named in the Summary Compensation Table, and by all current executive officers and directors as a group. The shares owned by our current executive officers and directors equal approximately 7.4% of the total shares outstanding on the Record Date and entitled to vote at the Annual Meeting. The Board of Directors believes that all of these shares will be present at the Annual Meeting and will be voted “FOR” each proposal being considered at the Annual Meeting. In addition to these shares, our executive officers and directors are deemed to beneficially own shares which they may acquire upon the exercise of vested stock options or options that will vest within 60 days of the Record Date. However, these shares were not outstanding on the Record Date and may not be voted at the Annual Meeting. The following table also sets forth the beneficial ownership of our common stock by each other person that we believe beneficially owns more than 5% of the outstanding shares of our common stock as of the Record Date. Unless otherwise noted, each listed stockholder owned the listed shares directly and has sole voting and investment power over his or her shares.

	Number of Shares		Percent of
Name	Beneficially Owned		Class

Michael B. Yanney, Chairman of the Board, Director	628,373	(1)	5.7%
John H. Cassidy, President and Chief Executive Officer	87,390	(2)	*
Paul Beldin, Chief Financial Officer, Vice President, Treasurer and Secretary	0		*
James Egan, Chief Investment Officer	1,250	(3)	*
Joseph Grego, former Executive Vice President — Real Estate	49,619		*
Lisa Y. Roskens, Director	627,373	(4)	5.7%
George Behringer, Director	15,800	(5)	*
George V. Janzen, Director	10,248	(6)	*
George H. Krauss, Director	80,300		*
Gregor Medinger, Director	34,778	(6)	*
Steven W. Seline, Director	10,248	(6)	*
All current executive officers, directors and director nominees as a group (11 persons)	856,207	(7)	7.7%
Winthrop Realty Trust/ WRT Realty L.P.	679,235	(8)	6.2%

*	denotes ownership of less than 1%.

(1)	Includes (a) 616,273 shares owned by The Burlington Capital Group LLC, of which Mr. Yanney is the Chairman of the Board; (b) 7,450 shares owned by Torrey Lake Charitable Remainder Trust I, the trustee of which is Ms. Roskens and the beneficiary of which is an entity controlled by Mr. Yanney; (c) 3,650 shares owned by Torrey Lake Charitable Remainder Trust II, the trustee of which is William E. Roskens, the spouse of Ms. Roskens, and the beneficiary of which is an entity controlled by Mr. Yanney; and (d) 1,000 shares which may be acquired upon the exercise of vested options at an exercise price of $12.15 per share. Mr. Yanney also holds unvested options to purchase 3,000 shares at an exercise price of $12.15 per share.

(2)	Includes 3,000 shares which may be acquired upon the exercise of vested options at an exercise price of $12.15 per share and 61,799 shares which may be acquired upon exercise of an option to purchase shares from another shareholder at $14.27 per share. Mr. Cassidy also holds unvested options to purchase 9,000 shares at an exercise price of $12.15 per share.

(3)	Consists of 1,250 shares which may be acquired upon the exercise of vested options at an exercise price of $14.02 per share. Mr. Egan also holds unvested options to purchase 3,750 shares at an exercise price of $14.02 per share.

(4)	Includes (a) 616,273 shares owned by The Burlington Capital Group LLC, of which Ms. Roskens is the President and Chief Executive Officer; (b) 7,450 shares owned by Torrey Lake Charitable Remainder Trust I, the trustee of which is Ms. Roskens and the beneficiary of which is an entity controlled by Mr. Yanney; and (c) 3,650 shares owned by Torrey Lake Charitable Remainder Trust II, the trustee of which is William E. Roskens, the spouse of Ms. Roskens, and the beneficiary of which is an entity controlled by Mr. Yanney.

(5)	Includes 7,500 shares which may be acquired upon the exercise of vested options at an exercise price of $13.78 per share. Mr. Behringer also holds unvested options to purchase 7,500 shares at an exercise price of $13.78 per share.

(6)	Includes 10,000 shares which may be acquired upon the exercise of vested options at an exercise price of $8.73 per share.

(7)	Includes 104,549 shares which may be acquired upon the exercise of vested options as described in footnotes 1, 2, 3, 5 and 6 above.

(8)	Ownership as reported on latest available Schedule 13G filed jointly by Winthrop Realty Trust and WRT Realty L.P. with the Securities and Exchange Commission. Address of Winthrop Realty Trust and WRT Realty L.P. is 7 Bulfinch Place, Suite 500, Boston, MA 02114.
I. ELECTION OF DIRECTORS
Board of Directors and Committees
      Our Board of Directors is composed of seven directors. Of the seven directors, Messrs. Medinger, Janzen, Behringer and Seline are independent directors as that term is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002.
      The Board of Directors is divided into three classes. The terms of office of the current Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively and, upon election, will serve for terms of three years. Accordingly, the Class I directors will be elected at the Annual Meeting. There are two directorships in Class I and the Nominating Committee of the Board of Directors has nominated Michael B. Yanney and Gregor Medinger to fill these directorships for three-year terms expiring in 2009. Messrs. Yanney and Medinger are the current Class I directors. There are no arrangements or understandings between Mr. Yanney or Mr. Medinger and any other person pursuant to which they were selected as nominees. Mr. Yanney and Mr. Medinger have each expressed an intention to serve, if elected, and the Board of Directors does not know of any reason why Mr. Yanney or Mr. Medinger might be unavailable to serve on the Board of Directors if elected. If Mr. Yanney or Mr. Medinger is unable to serve as a Class I director, your proxy authorizes the Board of Directors to vote for the election of substitute nominees recommended by the Nominating Committee.
      The election of a director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Consequently, votes withheld with respect to the election of directors will have no impact on the election of directors.
      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. YANNEY AND MR. MEDINGER AS CLASS I DIRECTORS.

      The table below sets forth certain information regarding our directors. All members of, and nominees to, the Board of Directors have been engaged in the principal occupations described for at least five years, unless otherwise indicated.

			Director	Term to
Name	Age	Principal Occupation	Since	Expire

NOMINEES
Michael B. Yanney	72	Chairman of the Company and of The Burlington Capital Group LLC(1)	2002	2006
Gregor Medinger	62	Chairman of Rum Hill Capital LLC.(2)	2002	2006
DIRECTORS CONTINUING IN OFFICE
Lisa Y. Roskens	39	President and Chief Executive Officer of The Burlington Capital Group LLC(3)	2002	2008
George V. Janzen	77	Independent Investment Consultant	2002	2008
George Behringer	62	Retired(4)	2004	2008
George H. Krauss	64	Consultant to The Burlington Capital Group LLC(5)	2002	2007
Steven W. Seline	52	President of Waittcorp Investments, L.L.C. and Vice-Chairman of Waitt Media, Inc.(6)	2002	2007
Information regarding our other executive officers is found in our annual report on Form 10-K, a copy of which accompanies this Proxy Statement. We have implemented a Code of Ethical Conduct that applies to all of our principal executive officers and senior financial officers. In addition, we have also implemented a Code of Conduct applicable to all directors, officers and employees that is designed to comply with the listing requirements of the Nasdaq Stock Market. Both the Code of Ethical Conduct and the Code of Conduct are available on our website at www.apro-reit.com.

(1)	The Burlington Capital Group LLC (formerly known as America First Companies LLC) was the parent of America First Apartment Advisory Corp., which was the external advisor to the Company until it was merged into the Company on December 30, 2005. Mr. Yanney also serves as a director of Level 3 Communications, Inc. and Magnum Resources, Inc..

(2)	Prior to founding Rum Hill Capital LLC in 2004, Mr. Medinger was responsible for the U.S. investment banking activities of HVB Group of Munich, Germany. Mr. Medinger is also a director of the Quantum Endowment Fund N.V. and Quantum Industrial Holdings, Ltd., foreign corporations whose shares are traded overseas.

(3)	Ms. Roskens has served as President of The Burlington Capital Group LLC since 2000 and as its Chief Executive Officer since 2001. She has also been a member of its Board of Managers since 1999. From 2003 to September 2004, Ms. Roskens was President and Chief Executive Officer of the Company. From 1999 to 2000, Ms. Roskens was Managing Director of Twin Compass, LLC. From 1997 to 1999, Ms. Roskens was Director of Business Development and Director of Field Service Development with Inacom Corporation.

(4)	Mr. Behringer was a partner of PricewaterhouseCoopers LLP from 1976 to June 2002.

(5)	Mr. Krauss has been a consultant to The Burlington Capital Group LLC since 1996 and is a member of its Board of Managers. Prior to 1997, Mr. Krauss practiced law with the firm of Kutak Rock LLP from 1972 and is currently #of counsel# to that firm. Mr. Krauss also serves as a director of MFA Mortgage Investments, Inc., Gateway, Inc. and West Corporation. Mr. Krauss is a member of the compensation committee, audit committee, corporate governance and nominating committee of Gateway, Inc. Additionally, Mr. Krauss is a member of the compensation committee and the audit committee of West Corporation.

(6)	Mr. Seline practiced law with the firm of Kutak Rock LLP from 1979 to 1998.
      Our Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. Other actions may be taken by committees established by the Board. The Company’s independent directors normally meet in executive session at each regularly scheduled Board meeting. During the year ended December 31, 2005, our Board of Directors held eight meetings and acted by written consent in lieu of a meeting one time. All directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during 2005.
      Our Board of Directors has established and assigned certain responsibilities to an Audit Committee, a Compensation Committee and a Nominating/ Corporate Governance Committee. In addition, until the internalization of our management functions on December 30, 2005, as described below under “Certain Relationships and Related Transactions — Merger with America First Apartment Advisory Corporation,” our Board of Directors delegated certain functions and authority to America First Apartment Advisory Corporation (the “Advisor”) pursuant to the terms of an Advisory Agreement between us and the Advisor. The Advisor was subject to the supervision of our Board of Directors at all times and only had the functions and authority that we delegated to it. The Advisor was responsible for our day-to-day operations and performed services and activities relating to our assets and operations as were agreed upon by the Advisor and our Board of Directors. The Advisor also acted as our consultant with respect to investments and policy decisions and provided us with our executive and administrative personnel and services.
      Audit Committee. The Audit Committee operates under a written charter which is attached as Exhibit A to this Proxy Statement. The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our internal and external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, and reviewing fees charged by our independent registered public accounting firm. Our independent registered public accounting firm reports directly, and is accountable solely, to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of its duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to the approval in advance of the Audit Committee. The Audit Committee must also approve any transaction between the Company and any affiliated party. The Audit Committee is composed of Messrs. Behringer (chairman), Janzen and Seline, each of which is an independent director of the Company as independence is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that George Behringer qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The Audit Committee held ten meetings during 2005.
      Compensation Committee. The Compensation Committee operates under a written charter which is available on our website at www.apro-reit.com. The duties of the Compensation Committee include overseeing the compensation of our executive officers and the administration of our 2002 Stock Option Plan (the “Stock Option Plan”). During 2005, the Compensation Committee was made up of Messrs. Seline(chairman), Behringer and Janzen, each of which is an independent director of the Company as independence is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002. The Compensation Committee held four meetings during 2005.
      Nominating/ Corporate Governance Committee. The Nominating/ Corporate Governance Committee operates under a written charter which is available on our website at www.apro-reit.com. The function of the Nominating/ Corporate Governance Committee is to nominate persons to serve as directors of the Company and to establish, review and have general oversight over policies relating to corporate governance matters. It also oversees the evaluation of the Board to determine whether it and its committees are operating effectively. The Nominating/ Corporate Governance Committee identifies nominees to serve as directors of the Company primarily through suggestions made by directors, management or stockholders. Candidates for directors are evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, and their ability to represent and act on behalf of all stockholders. However, the Nominating/ Corporate Governance Committee has not established any quantifiable minimum standards for evaluating potential nominees. The Nominating/ Corporate Governance Committee will consider nominations for directors received from shareholders which are submitted in a timely manner with sufficient biographical and business experience information about the nominee to allow the Nominating/ Corporate Governance Committee to evaluate the nominee. During 2005, the members of the Nominating/ Corporate Governance Committee were Messrs. Medinger (chairman), Janzen and Seline, each of which was an independent director of the Company as independence is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002. The Nominating/ Corporate Governance Committee held four meetings during 2005.
Compensation of Directors
      Directors who are not officers of the Company (“Outside Directors,” provided, however, that through December 30, 2005, the officers of the Advisor and its affiliates were treated as though they were officers of the Company for purposes of Outside Director status) receive an annual directors’ fee of $20,000. Outside Directors may elect to defer either 50% or 100% of their annual directors’ fee pursuant to our Nonemployee Directors’ Deferred Compensation Plan. Additionally, Outside Directors are paid $750 for each Board of Directors’ meeting attended in person, $500 for each Board of Directors’ meeting attending via telephone, $500 for each Committee meeting attended in person (other than meetings held in conjunction with a Board of Directors’ meeting) and $300 for each Committee meeting attended via telephone (other than meetings held in conjunction with a Board of Directors’ meeting). Committee Chairmen (other than the Audit Committee Chairman) are paid a fee of $1,500 per year, and the Audit Committee Chairman is paid a fee of $3,000 per year. Directors are also eligible to receive grants of stock options and dividend equivalency rights (“DERs”) under our Stock Option Plan. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of our common stock. Messrs. Medinger, Janzen and Seline have each been awarded options to acquire 10,000 shares of our common stock and DERs with respect to such shares. One-quarter of these options vested immediately upon grant and the remainder vested annually over three years. Mr. Yanney has been awarded options to acquire 4,000 shares of our common stock and DERs with respect to such shares. One-quarter of these options vested immediately upon grant and the remainder vest annually over three years. Mr. Behringer has been awarded options to acquire 15,000 shares of our common stock and DERs with respect to such shares. One-half of these options vested immediately upon grant and the remainder vest annually over three years. In addition, all members of our Board of Directors are reimbursed for travel and other expenses they incur in connection with attending any board or committee meetings.
Compensation of Executive Officers
      During 2005, we did not pay the salaries of our executive officers for serving in these capacities since these executive officers were employees of The Burlington Capital Group LLC (f/k/a America First Companies, L.L.C.), the parent of the Advisor (“Burlington”) until December 30, 2005. Accordingly, the salaries of our executive officers during 2005 were paid by Burlington. Under the terms of the Advisory Agreement, we reimbursed the Advisor for the allocable salaries and bonuses paid to our executive officers by Burlington, except for those who are also acting as executive officers of Burlington. Accordingly, we reimbursed the Advisor for the salaries and bonuses paid to John H. Cassidy (who became our President and Chief Executive Officer in September 2003), Paul Beldin (who became our Vice President, Chief Financial Officer, Secretary and Treasurer in December 2005 and served as our Controller from May until December 2005), James Egan (who became our Chief Investment Officer in November 2005), Maurice Cox, Jr. (who was our Executive President-Investor Relations until December 2005) and Joseph Grego (who was our Executive President-Real Estate until March 2005). On the other hand, we did not reimburse the Advisor for the salaries or bonuses paid to Lisa Roskens (who served as our President and Chief Executive Officer until September 2003), Mark Hiatt (who served as our Chief Financial Officer until February 2005) or Michael J. Draper (who served as our Chief Financial Officer from February 2005 until December 2005) during 2003, 2004 or 2005 since they were each an executive officer of Burlington at the relevant times. As a result of the merger of the Advisor with the Company on December 30, 2005, our executive officers became direct full-time employees of the Company. As a result, we now pay the compensation of these executive officers rather than reimbursing the Advisor for an allocable portion of their compensation.
      In addition, as a result of the merger of the Advisor, the Company assumed the Employment Agreements between Burlington and John H. Cassidy, our President and Chief Executive Officer; Paul Beldin, who became our Vice President, Chief Financial Officer, Secretary and Treasurer upon the closing of the merger; and James Egan, our Chief Investment Officer. The initial term of each Employment Agreement will expire on October 1, 2008. The base salaries and any bonuses to be paid to these executive officers will be determined by the Compensation Committee. If the employment of any of these executive officers is terminated without cause prior to the end of the term of his Employment Agreement, he will receive a severance payment equal to twelve months of his base salary as of the date of the termination. Each Employment Agreement also includes customary noncompetition and confidentiality provisions.
      The following table sets forth the allocable portions of the salaries, bonuses and stock option awards paid or accrued by the Company to our current executive officers and to two former executive officers during 2003, 2004 and 2005 (or for the relevant years that they served the Company) whose salaries and bonuses allocable to or paid by the Company exceeded $100,000 in 2005. Amounts set forth in the table represent all compensation paid or accrued by the Company with respect to both amounts for which we reimbursed the Advisor or was paid directly.
Summary Compensation Table

				Long-Term
				Compensation Awards

				Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options/SARs	Compensation

John H. Cassidy,	2005	$234,000	$130,000	12,000/0	$1,500	(1)
President and Chief	2004	$41,000	$11,000	—	—
Executive Officer	2003	—	$29,000	—	—
James Egan,	2005	$61,000	$125,000	—	—
Chief Investment Officer	2004	—	—	—	—
	2003	—	—	—	—
Joseph N. Grego,	2005	$288,000	—	—	—
former Senior Vice	2004	$163,000	$125,000	—	—
President — Real Estate(2)	2003	$104,000	$25,000	—	—

(1)	Other compensation consists of payments made pursuant to 12,000 DERs awarded to Mr. Cassidy on August 11, 2005.

(2)	Mr. Grego’s employment with the Advisor and his services as an executive officer of the Company terminated in March 2005. The reported amount of 2005 salary includes severance payments totaling $228,000 made to Mr. Grego pursuant to a severance agreement.

Option/ SAR Grants in Last Fiscal Year
      Each of our executive officers is eligible to receive grants of stock options and DERs under our Stock Option Plan. The following table sets forth certain information relating to options granted during fiscal 2005 to our executive officers (or former executive officers) whose compensation is reported in the Summary Compensation Table. All options were issued under our Stock Option Plan and the exercise price of all options granted during 2005 equaled the fair market value of our common stock on the date of grant. Each option granted to executive officers in 2005 vested 25% on the date of grant and the remainder will vest 25% on each of the next three anniversaries of the grant date. All options expire ten years from the date of grant. Our Stock Option Plan does not provide for grants of stock appreciation rights (SARs).

Percent of
	Number of		Total			Grant
	Securities		Options/SARs			Date
	Underlying		Granted to	Exercise or		Present
	Options/SARs		Employees in	Base Price		Value
Name	Granted		Fiscal Year	($/Sh)	Expiration Date	$(2)

John H. Cassidy(1)	12,000	(1)	100%	$12.15	August 11, 2015	$36,600
James Egan	—		—	—	—	—
Joseph Grego	—		—	—	—	—

(1)	Mr. Cassidy also received 12,000 DERs in connection with the stock options awarded to him.

(2)	The grant date present value was estimated using the Black-Scholes option-pricing model, with the following assumptions: risk free interest rate of 4.18%; expected life of 6 years; volatility of 12.7% and estimated fair value of $3.05.
Aggregated Option/ SAR Exercises in Last Fiscal Year and FY-End Option/ SAR Values
      None of our executive officers (or former executive officers) exercised any options during 2005. The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at the end of 2005 held by those executive officers (or former executive officers) of the Company whose compensation is reported in the Summary Compensation Table:

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
			Year End (#)	Year End
	Shares Acquired		Exercisable/	Exercisable/
Name	on Exercise (#)	Value Realized ($)	Unexercisable	Unexercisable

John H. Cassidy	—	—	3,000/9,000	$5,730/$17,190
Paul Beldin	—	—	—	—
James Egan	—	—	—	—
Michael Draper	—	—	—	—
Joseph N. Grego	—	—	—	—

Equity Compensation Plan Information
      The following equity compensation plan information summarizes plans and securities approved by, and not approved by, security holders as of December 31, 2005:

	(a)		(b)	(c)

	Number of			Number of Securities
	Securities to be Issued		Weighted-Average	Remaining Available for Future
	Upon Exercise of		Exercise Price of	Issuance Under Equity
	Outstanding Options,		Outstanding Options,	Compensation Plans (excluding
Plan Category	Warrants and Rights		Warrants and Rights	securities reflected in column (a))

Equity compensation plans approved by security holders	61,000	(1)	$10.83	679,000
Equity compensation plans not approved by security holders	—		—	—

Total	61,000		$10.83	679,000

(1)	Weighted-average term to expiration for these options is 8.44 years.
Stock Option Plan
      We adopted our Stock Option Plan to attract and retain employees, officers, directors and other persons expected to provide us with significant services (including the employees, officers and directors of the Advisor and Burlington) and to provide them with an incentive to use their best efforts to advance our interests and the interests of our stockholders by affording them a financial interest in the Company that aligns their interests with those of our stockholders.
      Our Stock Option Plan authorizes our Compensation Committee to grant incentive stock options (“ISOs”) as defined under Section 422 of the Internal Revenue Code, non-qualified stock options (“NQSOs”) and DERs to directors, officers and employees of the Company (or of Burlington prior to December 30, 2005). Non-employee directors and certain other persons providing services to us are eligible to receive grants of NQSOs with DERs pursuant to the provisions of the Stock Option Plan. All eligible participants may be awarded options and DERs under the Stock Option Plan as determined by the Compensation Committee, except that awards to directors serving on the Compensation Committee must be approved by a majority of the directors who are not serving on the Compensation Committee.
      Holders of stock options have the right to acquire shares of our common stock at an exercise price set at the time the stock option is granted. The exercise price for any options granted to eligible persons under the Stock Option Plan may not be less than the fair market value of our common stock on the day of the grant. The options expire if not exercised ten years after the date granted. The holder of a DER is entitled to receive a cash payment equal to the dividend distribution paid on a share of our common stock that is subject to a vested stock option. DERs terminate upon the exercise of the stock option relating to such share of our common stock.
      NQSOs to acquire a total of 76,000 shares of our common stock at a weighted average purchase price of $10.77 per share have been granted under the Stock Option Plan. Of these, 66,000 remain outstanding. In addition, a total of 42,750 DERs are outstanding. All of these NQSOs and DERs were granted to directors and executive officers of the Company. The Stock Option Plan authorizes the granting of options to purchase an aggregate of up to 750,000 shares of the Company’s common stock. As of March 23, 2006, options for 674,000 shares of common stock remained available for issuance under the Stock Option Plan.
Long-Term Incentive Plans and Other Matters
      We do not maintain a long-term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S-K) for our officers and we did not reprice any stock options for any of our officers during 2005.

Report of the Compensation Committee On Executive Compensation
      Executive Officer Compensation. Until December 30, 2005, the executive officers of the Company were employed by The Burlington Capital Group L.L.C. (“Burlington”), the parent company of our external advisor America First Apartment Advisory Corporation (the “Advisor”). As a result, the Company did not directly pay the salaries of its executive officers during 2005. However, pursuant to the terms of the Advisory Agreement with the Advisor, the Company reimbursed the Advisor for an allocable portion of the salaries paid to the Company’s executive officers by Burlington based on the percentage of time they devoted to the Company’s business activities. During 2005, all of salaries of Messrs. Cassidy, Grego, Beldin and Egan were allocated to the Company because they devoted substantially all of their working time to the Company. However, Mr. Grego’s employment with Burlington terminated in March 2005 and Mr. Beldin only became an executive officer of the Company as of December 30, 2005. Mr. Cox devoted only a portion of his working time to the Company’s business activities. Even though Mr. Draper devoted significant time to the Company during 2005, the terms of the Advisory Agreement between the Company and the Advisor prevented the Advisor from being reimbursed for his salary because he also served as an executive officer of Burlington. Since all executive officers of the Company were employed by Burlington until December 30, 2005, their 2005 salaries were determined by Burlington. However, the recommendations of the Company’s Compensation Committee were taken into consideration in setting salary levels of the Company’s executive officers for 2005. In general, the Committee’s recommendations for the salaries of its executive officers reflected base salaries levels paid to other executives of Burlington and companies comparable to the Company.
      In contrast to salaries, the cash bonuses awarded to Messrs. Cassidy, Egan and Beldin with respect to 2005 were determined by the Compensation Committee and were paid directly by the Company after the termination of the Advisory Agreement on December 30, 2005. Bonus awards were based on the Committee’s assessment of each executive officer’s contribution to the achievement of the Corporation’s various goals for 2005, including completion of the merger with the Advisor which resulted in the Company becoming a self-advised and self managed REIT, improvements in property operations and economic occupancy and development and implementation of the Company’s strategic plan. Mr. Egan’s bonus for 2005 had been specifically negotiated with him as part of his recruitment to the Company.
      In addition to base salary and bonuses, the Company may provide its executive officers with awards of stock options and DERs under the Stock Option Plan. A stock option allows its holder to acquire shares of the Company’s common stock at a set price during a defined period of time. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of the Company’s common stock. The Compensation Committee may make awards of stock options and DERs to the Company’s executive officers in order to provide an incentive to maximize their efforts on behalf of the Company by providing them with a proprietary interest in the Company. Such awards also encourage executive officers to remain with the Company and assist the Company in its efforts to attract new executive officers as the need arises. The Compensation Committee has discretionary authority to award stock options and DERs to the Company’s executive officers and to determine the terms of such awards. During 2005, the Committee awarded Mr. Cassidy with 12,000 stock options and 12,000 DERs under the Company’s Stock Option Plan.
      Compensation of CEO. During 2005, John H. Cassidy, the President and Chief Executive Officer of the Company, received a salary from Burlington, the total amount of which was reimbursed by the Company under the terms of the Advisory Agreement. Upon recommendation of the Committee, Mr. Cassidy’s salary was raised to $250,000 per year beginning in August 2005. This recommended salary level reflected the Committee’s view of base salaries for chief executives of comparable companies and for other officers of Burlington. The bonus paid to Mr. Cassidy for 2005 was based on his achievement of the Company’s various goals for 2005, including completion of the merger with the Advisor which resulted in the Company becoming a self-advised and self managed REIT, improvements in property operations and economic occupancy and development and implementation of the Company’s strategic plan. The bonus represented approximately 50% of Mr. Cassidy’s base annual salary. The Compensation Committee awarded 12,000 stock options and DERs to Mr. Cassidy which vest over three years in order to provide him with economic incentive to manage the Company to increase the long-term returns to stockholders and as an additional inducement to remain employed by the Company.

      Compliance With Section 162(m) of the Internal Revenue Code. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company’s compensation payments to its executive officers. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Compensation Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company’s executive officers.

Steven W. Seline
George Behringer
George V. Janzen
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of our common stock to file reports with the SEC showing changes in their ownership of our common stock. Based solely on our review of copies of the Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to 2005 were filed on time except for the following: John H. Cassidy filed two reports on Form 4 late and each of Michael Yanney, Joseph Grego and Maurice Cox filed one report on Form 4 late. In addition, Mr. Yanney has not filed an initial report on Form 3.
Compensation Committee Interlocks and Insider Participation
      There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.
Certain Relationships and Related Transactions
      The Company has entered into numerous transactions involving entities that are controlled by Burlington. Current and former executive officers and directors of the Company, including Michael Yanney, Lisa Roskens, John Cassidy, Maurice Cox, Jr., Mark Hiatt, Joseph Grego, Michael Draper and George Krauss, are (or were) equity owners of Burlington or serve (or have served) as executive officers or managers of Burlington. The following describes all such related party transactions during 2005.
      The Advisory Agreement. Prior to December 30, 2005, the Company was an externally managed REIT. Accordingly, the administration of the Company’s business affairs and operation was conducted by the Advisor under the terms of the Second Amended and Restated Advisory Agreement that went into effect on June 3, 2004 (the “Advisory Agreement”). The Advisor was subject to the supervision of our Board of Directors and only had such authority as the Company delegated to it. The Advisor was responsible for the day-to-day operations of the Company and performed such services and activities relating to the assets and operations of the Company as were appropriate. The Advisory Agreement had an initial term expiring on December 31, 2006, with successive one-year extensions which could be made by agreement between the Company and the Advisor, subject to an affirmative vote of a majority of the independent directors of the Company. The Advisory Agreement could be terminated by the Company upon 60 days’ written notice, without cause, by a majority vote of its independent directors or by a vote of the holders of a majority of the outstanding shares of its common stock having the right to vote. In addition, the Company had the right to terminate the Advisory Agreement upon the happening of certain specified events, including a material breach by the Advisor of any provision contained in the Advisory Agreement not cured within 30 days. In the event that the Advisory Agreement was terminated without cause or was not renewed by the Company, the Company would have been obligated to pay the Advisor a termination or non-renewal fee equal to the appraised present value of the amount of administrative fees that would have been earned by the Advisor through December 31, 2016. Under the Advisory Agreement, the Company paid the Advisor:

•	an administrative fee of 0.55% per annum on the value of its apartment complexes and the outstanding principal amount of mezzanine financing provided by the Company to owners of apartment complexes. For purposes of this calculation, the value of the apartment complexes held by the Company at the effective date of the Advisory Agreement was fixed at amounts representing the original investment in these apartments by predecessor entities and the value of subsequently acquired apartment complexes was fixed at the gross purchase price paid by the Company for these properties. Total administrative fees paid by the Company to the Advisor in 2005 equaled $1,586,000.

•	an MBS administrative fee of 0.25% per annum of the outstanding principal balance of all mortgage-backed securities held by the Company plus an incentive equal to 20% of the amount by which (i)(A) the total revenues realized by the Company from its mortgage-backed securities during each calendar month less (B) the total interest payments made by the Company during such calendar month on borrowings incurred to finance the acquisition of mortgage-backed securities exceeds (ii)(A) the average dollar amount of stockholders’ equity invested in mortgage-backed securities during such month times (B) the composite dividend yield reported by the National Association of Real Estate Investment Trusts (“NAREIT”) for equity real estate investment trusts which invest in residential apartment properties. Total MBS administrative fees paid by the Company to the Advisor in 2005 equaled $60,000.

•	a property acquisition fee equal to 1.25% of (i) the purchase price paid for additional multifamily apartment complexes that the Company may acquire and (ii) the original principal amount of mezzanine financing provided by the Company to the owners of multifamily apartment properties. No property acquisition fee is payable with respect to the acquisition of mortgage-backed securities. Total property acquisition fees paid by the Company to the Advisor in 2005 equaled $456,000.
      The Company reimbursed the Advisor and its affiliates on a monthly basis for the actual out-of-pocket costs of direct telephone and travel expenses incurred by the Advisor on its behalf, direct out-of-pocket fees, expenses and charges paid by the Advisor to third parties for rendering legal, auditing, accounting, bookkeeping, computer, printing and public relations services, expenses of preparing and distributing reports to the Company’s stockholders, an allocable portion of the salaries and fringe benefits of the employees of the Advisor or its affiliates (including the officers of the Advisor except as set forth herein), insurance premiums (including premiums for liability insurance which covered the Company, the Advisor and their respective affiliates), the cost of compliance with all state and federal regulatory requirements, any stock exchange or Nasdaq listing fees for the Company’s securities, and charges and other payments to third parties for services rendered to the Company. The Company reimbursed the Advisor monthly for these expenses, provided that the Advisor provided the Company with appropriate documentation. The Company did not reimburse the Advisor or its affiliates for any items of general overhead, including, but not limited to, rent, utilities or the use of computers, office equipment or other capital items owned by the Advisor or its affiliates. In addition, the Company did not reimburse the Advisor or its affiliates for the salaries, fringe benefits and travel expenses of the officers of the Advisor who were also executive officers of Burlington or for any compensation paid to the Board of Managers of Burlington. The reimbursement of the Advisor for expenses was subject to an annual review by the Company’s independent accountants. The total amount of expenses for which the Company reimbursed the Advisor in 2005 equaled $2,132,000.
      Merger with America First Apartment Advisory Corporation. On December 30, 2005, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Advisor was merged with and into the Company. The merger became effective on December 30, 2005. The principal purpose and effect of the merger was to convert the Registrant from an externally managed REIT to a “self-advised” REIT.
      Pursuant to the Merger Agreement, the outstanding shares of common stock of the Advisor (all of which were held by Burlington) were converted into the right to receive an aggregate cash payment of $4,004,325.00, plus 525,000 shares of the Company’s common stock, valued at $14.087 per share. A Special Committee of our Board of Directors, comprised solely of independent directors, negotiated the terms and conditions of the merger on behalf of the Company. The Special Committee received an opinion from an independent financial advisor to the effect that (subject to certain assumptions and qualifications), the consideration paid by the Company in the merger was fair, from a financial point of view, to the Company and its stockholders.
      At the effective time of the Merger, the separate corporate existence of the Advisor ceased. The Company, as the surviving corporation, acquired all of the tangible and intangible assets, agreements, properties, rights, privileges, powers, franchises, debts, liabilities and duties of the Advisor. As a result of the merger, the fees under the Advisory Agreement were eliminated, and the management of the Company’s operations is being performed by individuals directly employed by the Company.
Report of the Audit Committee
      The Company’s management (including, through 2005, the Advisor) is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Deloitte & Touche LLP (“Deloitte”) acts as the Company’s independent registered public accounting firm and is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of its audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.
      The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management of the Company and with representatives of Deloitte. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company’s financial position and results of its operations. Our discussions with Deloitte also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).
      In addition, the Audit Committee reviewed the independence of Deloitte. We received written disclosures and a letter from Deloitte regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information with Deloitte.
      Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for the year ended December 31, 2005 be included in the Company’s annual report on Form 10-K to be filed with the Securities and Exchange Commission.

George Behringer
George V. Janzen
Steven W. Seline

Company Stock Performance
      The following stock performance graph and table provide a comparison over the five-year period ending December 31, 2005 of the cumulative total return from a $100 investment in the limited partner units of America First Apartment Investors, L.P. (the predecessor to the Company) on January 1, 2000 with the stocks listed on the S&P 500 and the Equity REIT Total Return index prepared by the National Association of Real Estate Investment Trusts (“NAREIT”). The Company had no operations of its own, and its shares did not trade in any public market, prior to its merger with America First Apartment Investors, L.P. on January 1, 2003. As a result of that merger, the Company issued one share for each outstanding limited partnership unit of America First Apartment Investors, L.P. The following assumes that the base share price for our common stock and each index is $100 and that all dividends are reinvested. The performance graph is not necessarily indicative of the Company’s future investment performance.
AMERICA FIRST APARTMENT INVESTORS, INC.
TOTAL RETURN PERFORMANCE

Total Return Analysis	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005

America First Apartment Investors, Inc.	$100.00	$137.51	$110.07	$157.36	$182.74	$231.62
NAREIT Equity Index	$100.00	$113.93	$118.28	$162.21	$213.42	$227.67
S&P 500 Index	$100.00	$88.17	$68.71	$88.35	$97.91	$102.65
Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc. & National Association of Real Estate Investments Trusts

II. RATIFICATION OF APPOINTMENT OF AUDITORS
      The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to be our independent registered public accounting firm for 2006. This appointment is being presented to the stockholders for ratification. The Audit Committee first engaged Deloitte as the Company’s independent registered public accounting firm on September 16, 2004. The Audit Committee dismissed the Company’s previous independent auditors, KPMG, LLP (“KPMG”), on the same day. KPMG’s reports for the last two fiscal years of its engagement did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principals. In connection with KPMG’s audits of the Company for the last two fiscal years of its engagement and through September 16, 2004, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter thereof in its report on the financial statements for such years. No “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K) occurred during the last two fiscal years of KPMG’s engagement and through September 16, 2004.
      The Company did not, nor did anyone on its behalf, consult Deloitte during the last two fiscal years of KPMG’s engagement and during that portion of 2004 prior to the Company’s engagement of Deloitte regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of a disagreement or “reportable event” or any other matter described in Item 304(a)(2) of Regulation S-K.
Accounting Fees and Services
      The following fees were paid by the Company to Deloitte for professional services during 2005 and to KPMG LLP (the Company’s prior independent auditors) and Deloitte for professional services during 2004.
      Audit Fees. Deloitte billed the Company a total of $534,000 in 2005 and $24,000 in 2004 for professional services rendered for the audit of the Company’s annual financial statements and to review the Company’s interim financial statements included in its Quarterly Reports on Form 10-Q filed with the SEC after September 16, 2004. KPMG billed the Company $36,000 in 2004 for professional services rendered for the audit of the Company’s annual financial statements and to review the Company’s interim financial statements included in its Quarterly Reports on Form 10-Q filed with the SEC prior to September 16, 2004.
      Audit-Related Fees. Deloitte billed the Company $26,000 in 2005 and $20,000 in 2004 for audit-related services. KPMG billed the Company $23,700 in 2004 for audit-related services. Audit-related services generally include fees for the audits of the Company’s employee benefit plans and fees incurred in connection with business acquisitions and related regulatory matters.
      Tax Fees. Deloitte billed the Company $32,700 in 2005 and $0 in 2004 for tax services. KPMG billed the Company $13,000 in 2004 for tax services. Tax services consisted primarily of advice related to the preparation of tax returns and general advice relating to tax issues and compliance.
      All Other Fees. Deloitte did not bill the Company for any services rendered to the Company in 2005 or 2004, other than the services described under the above captions. KPMG billed the Company $51,475 in 2004 for services rendered to the Company, other than the services described under the above captions.
      It is the policy of the Audit Committee to review and approve all services provided to the Company by its independent registered public accounting firm. The Audit Committee approved all services provided by Deloitte during 2005. The Audit Committee has determined that the provision of these services did not adversely affect the independence of Deloitte.
      The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker nonvotes will not be counted as votes cast and will have no effect on the result of the vote. If stockholders fail to ratify the appointment of Deloitte as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain Deloitte, but may ultimately decide to retain them. Any decision to retain Deloitte or another independent registered public accounting firm will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of Deloitte, the Audit Committee retains the right to appoint a different independent registered public accounting firm for 2006 if it determines that it would be in the Company’s best interests.
      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.
      Representatives of Deloitte are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.
III. ADOPTION OF 2006 EQUITY INCENTIVE PLAN
      The Board of Directors has adopted amendments to our 2002 Stock Option Plan (the “2002 Plan”) and has renamed it the 2006 Equity Incentive Plan (as amended, the “2006 Plan”). The Board, working with an independent compensation consulting firm, has determined that it would in the best interest of the Company to expand the types of equity compensation awards available to the Compensation Committee to include stock appreciation rights, restricted stock, restricted stock units and performance units. Because the Company is now managed by its own employees rather than a separate advisory company, the Board determined that the Compensation Committee should have these additional types of equity compensation awards available to it so that it has more flexibility in designing compensation packages to attract and retain qualified officers and employees and to align the interests of our officers and employees with those of the Company and its stockholders. The 2006 Plan is intended to provide the Compensation Committee with more flexibility to design compensatory awards that are responsive to the Company’s needs.
      The 2006 Plan does not increase the total number of shares of our common stock that may be issued as equity compensation. This maximum number of shares of our common stock that can be issued under the 2006 Plan (in conjunction with shares issued under the 2002 Plan) may not exceed 750,000 which is the maximum number that could be issued under the 2002 Plan. To date, options for a total of 76,000 shares have been issued under the 2002 Plan. In addition, the adoption of the 2006 Plan will not change the considerations of the Compensation Committee with respect to grants.
      The approval of the adoption of the 2006 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker nonvotes will not be counted as votes cast and will have no effect on the result of the vote. If the 2006 Plan is not approved by stockholders, the Company will continue to make grants under the existing 2002 Plan in accordance with the terms of that plan.
      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN.
      The following is a summary of the terms of the 2006 Plan. This summary is not a complete description of all provisions of the 2006 Plan, and is subject to the actual terms of the 2006 Plan. A copy of the 2006 Plan is attached hereto as Exhibit B to this Proxy Statement.
Administration
      The 2006 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the terms of the 2006 Plan, the Committee has the discretion to determine the terms of each award made under the Plan and to agree to any amendment of the terms of any such award. However, no repricing of grants (including cancellation of a grant and the issuance of another grant with a lower exercise price) will be allowed without the approval of the shareholders. The Committee also has the sole authority to interpret the terms of the 2006 Plan, including whether a “change of control” of the Company, as such term is defined in the 2006 Plan, has occurred. The Committee will have the ability to delegate to Company officers the authority to make awards under the 2006 Plan to non-officer employees within limits established by the Committee. Notwithstanding the general authority of the Committee, any awards under the 2006 Plan made to Nonemployee Directors must be approved by the entire Board upon recommendation by the Committee.
Awards and Eligibility
      Awards under the 2006 Plan may be in the form of incentive stock options as defined in Section 422 of the Code (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units and performance units. In addition, as with the 2002 Plan, awards of ISOs and NQSOs may be made in conjunction with dividend equivalency rights (“DERs”) that provide for payments of dividend equivalents in cash or additional shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company on its common stock. The 2006 Plan also authorizes the Committee to make equity based awards not specifically provided for in the 2006 Plan on terms and conditions it determines to be appropriate.
      All directors, officers and employees of the Company are eligible to receive awards under the 2006 Plan. Unlike the 2002 Plan, there can be no awards under the 2006 Plan to persons employed by third parties who provide services to the Company (other than our Nonemployee Directors). The benefits or amounts that may be received by or allocated to any particular director, officer or employee of the Company under the 2006 Plan will be determined in the sole discretion of the Committee and, accordingly, are not presently determinable.
Shares Available for Issuance
      The maximum number of shares as to which stock awards may be granted under the 2006 Plan is 750,000 shares. Of this maximum number, only an aggregate of 350,000 shares may be issued for awards other than stock options or SARs. The number and kind of shares available under the 2006 Plan (including the number and kind of shares issuable under any then outstanding awards) is subject to adjustments by the Committee in the event of certain corporate events such as stock splits, stock dividends, or other recapitalizations of the Company so as to prevent dilution or enlargement of the participants’ rights under the 2006 Plan. Shares of common stock issued under the 2006 Plan may be shares of original issuance, shares held in Treasury or shares that have been reacquired by the Company.
Limitations on Grants of Incentive Stock Options
      For purposes of determining whether shares are available for the issuance of ISOs, the maximum number of shares that may be issued through ISOs under the Plan is 750,000.
Expired, Forfeited or Unexercised Awards
      If any award granted under the 2006 Plan (including those issued under the 2002 Plan prior to its amendment) expires, is forfeited or becomes unexercisable without having been exercised or fully paid, the shares underlying such award will become available for future awards under the 2006 Plan. Furthermore, if we settle any award in cash rather than in common stock the shares underlying such award that are retained or otherwise not issued, will become available for future awards under the 2006 Plan.
Options
      Both ISOs and NQSOs entitle the optionee to purchase shares of our common stock at a price equal to or greater than the fair market value on the date of grant. Stock options issued under the 2006 Plan may be either ISOs or NQSOs, provided that only employees may be granted ISOs. The option may specify that the option price is payable (i) in cash, (ii) by the transfer to the Company of unrestricted stock, (iii) with any other legal consideration the Committee may deem appropriate or (iv) any combination of the foregoing. No stock option may be exercised more than 10 years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock option or any portion thereof will become exercisable and may provide for the earlier exercise of the option in the event of a change in control of the Company or similar event. A change in control will be deemed to occur upon (i) a dissolution or liquidation of the Company, (ii) a sale of substantially all of the assets of the Company, (iii) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 30% of the outstanding shares of common stock of the surviving corporation, or (iv) the acquisition of more than 30% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company.
Stock Appreciation Rights
      SARs represent the right to receive an amount equal to a specified percentage (not exceeding 100%) of the difference between the “base price” established for the SAR and the fair market value of the Company’s common stock on the date the SAR is exercised. The base price must not be less than the fair market value of our common stock on the date the SAR is granted. The grant may specify that the amount payable upon exercise of the SAR may be paid (i) in cash, (ii) in shares of our common stock or (iii) any combination of cash and common stock. The full number of SARs that are settled by the issuance of shares of common stock will be counted against the number of shares of common stock available for award under the 2006 Plan, regardless of the number of shares of common stock actually issued upon settlement of such SARs. An award may specify a waiting period or periods before a SAR becomes exercisable and permissible dates or periods on or during which the SAR will be exercisable, and may specify that the SAR may be exercised only in the event of a change in control of the Company or similar event. The Committee may grant “tandem” SARs in connection with a stock option or “free-standing” SARs unrelated to an option. No SAR may be exercised more than ten years from the grant date, and each grant of a free-standing SAR must specify the period of continuous employment or service that is necessary before the free-standing SAR or installments thereof may be exercisable. A tandem SAR may be exercised only upon surrender of the related option, which must be exercisable and in-the-money, for cancellation.
Restricted Stock
      An award of restricted stock involves the immediate transfer of ownership of a specific number of shares of our common stock to a participant in return for the performance of services. However, during a “restriction period” designated by the Committee, such shares are subject to forfeiture unless conditions specified by the Committee are met. These conditions will generally include the continuous employment of the participant with the Company (or service on the Board) and may include performance objectives that must be achieved. Although shares of restricted stock remain subject to forfeiture during the restriction period, the participant is entitled to vote these shares, receive all dividends paid on these shares and exercise all other ownership rights in such restricted stock. In general, the minimum restriction period that the Committee can impose is six months from the date of grant, although the stock may become free of restriction prior to the end of a restriction period in the event of a change in control of the Company. The Committee may provide for an accelerated lapse of the restriction period upon events or standards that it may determine, including the achievement of one or more performance goals. Restricted stock may be awarded alone or in addition to other awards made under the 2006 Plan.
Restricted Stock Units
      A Restricted Stock Unit is an award denominated in shares of common stock that will be settled either by delivery of common stock or the payment of cash based upon the fair market value of such specified number of common stock on the settlement date. The Committee will determine the number of Restricted Stock Units to be awarded to any participant, the restriction period within which a grant may be subject to forfeiture, whether the grant or vesting depends upon the achievement of performance goals and other terms. During the restriction period, the participant is not entitled to vote or receive dividends on the shares subject to the award. In general, the minimum restriction period that the Committee can impose is six months from the date of grant, although the Restricted Stock Unit may become payable prior to the end of a restriction period in the event of a change in control of the Company. The Committee may provide for an accelerated lapse of the restriction period upon events or standards that it may determine, including the achievement of one or more performance goals. Restricted Stock Units may be awarded alone or in addition to other awards made under the 2006 Plan.
Performance Units
      A Performance Unit consists of the right to receive shares of common stock or cash upon achievement of a performance goal or goals. In general, Performance Unit awards will become payable only upon the attainment of one or more performance goals achieved over a performance period which will be three year period from the grant date, unless otherwise provided by the Committee for a particular grant. A Performance Unit award will not vest until the third anniversary of the grant date irrespective of the performance period. Performance Units may be awarded alone or in addition to other grants made under the 2006 Plan.
Dividend Equivalency Rights
      Participants in the 2006 Plan are also eligible to receive awards of DER in connection with stock options granted under the 2006 Plan. Each DER entitles its holder to receive a cash payment equal to the dividends paid on one share of our common stock. Payments under DERs may be either made currently or credited to an account for a participant, and may be settled in cash or shares of common stock, as determined by the Committee.
Section 162(m) Exemption
      The 2006 Plan is designed to comply with the provisions of Section 162(m) of the Internal Revenue Code (the “Code”). Code Section 162(m) precludes a publicly held corporation from claiming an federal income tax deduction for annual compensation paid to certain senior executives in excess of $1,000,000 per person. However, compensation is exempt from this limitation if it is “qualified performance-based compensation.” Stock options and SARs are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units and performance units, that are granted pursuant to pre-established objective performance formulas, may also be qualified performance-based compensation, if certain requirements are met, including the prior approval by stockholders of the material terms of plan under which such awards are made. It is the intent of the Company that all awards made under the 2006 Plan constitute qualified performance-based compensation satisfying the relevant requirements of Code Section 162(m) and the regulations issued thereunder. Accordingly, the Plan will be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m).
      Compensation derived from stock options and SARs is considered to be qualified performance-based compensation if these awards are made within the limit set forth in the plan for awards to single individuals. For purposes of the 2006 Plan this limit is 50,000 shares per year. Other awards considered to be qualified performance-based compensation as long as they must vest (or may be granted or vest) solely upon the attainment of one or more objective performance goals unrelated to term of employment. The Committee must establish these performance goals in writing for participants prior to completion of 25% of the performance period relating to awards other than stock options and SARs and the outcome of these goals must be substantially uncertain at the time the Committee actually established the goal. The performance goal must state an objective formula or standard used to compute the grant payable to the participant if the goal is attained and the Committee may not retain any discretion to later increase the amount payable upon attainment of the performance goals. Under the 2006 Plan, such performance goals must relate to one or more of the following for the Company: revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes); operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction. The Committee make equitable adjustments to established performance goal in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133; and compensation charges related to FAS 123(R). The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. For awards other than stock options and SARs, the maximum number of shares of stock which may be granted to any one participant per year is 30,000 shares. In addition, during any fiscal year, the maximum cash payment that may be made under the 2006 Plan for performance-based compensation purposes under Code Section 162(m) to any employee is $750,000.
Transferability of Awards
      Except as provided below, no award under the 2006 Plan may be transferred by a participant other than upon death by will or the laws of descent and distribution or designation of a beneficiary in a form acceptable to the Committee, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Committee may approve.
Termination
      The 2006 Plan will terminate on the tenth anniversary of the date it is approved by stockholders, and no award will be granted under the plan after that date.
Plan Amendment
      The 2006 Plan may be amended by the Board of Directors, but without further approval by the stockholders of the Company no such amendment may increase the limitations set forth in the 2006 Plan on the number of shares that may be issued under the 2006 Plan or any of the limitations on awards to individual participants. The Board may condition any amendment on the approval of the stockholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.
Tax Consequences
      The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2006 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.
      In general, an optionee will not recognize income at the time a NQSO is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).
      An optionee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an optionee upon the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an

ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
      Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an ISO will be treated essentially the same as a NQSO for purposes of the alternative minimum tax.
      A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.
      A recipient of Restricted Stock Units generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.
      A participant generally will not recognize income upon the grant of Performance Units. Upon payment, with respect to Performance Units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted stock received.
      To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).
IV. ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN
      The Board of Directors of the Company had adopted, and is recommending to the stockholders that they approved, the adoption of the Company’s Employee Stock Purchase Plan (the “Stock Purchase Plan”). The Stock Purchase Plan is attached as Exhibit C.
      The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to purchase common stock of the Company through payroll deductions. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees to devote their best efforts to the financial success of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.
      Up to 50,000 shares of our common stock may be issued pursuant to the terms of the Stock Purchase Plan. Employees will be able to elect participation in the Stock Purchase Plan through payroll deductions. Such deductions will accumulate during the offering periods, defined as calendar quarters. On the first business day of each offering period, each participant will be deemed to have been granted an option to purchase Company stock at 95% of the Fair Market Value of the Company stock as measured by the closing price of the stock on either the first or last business day of the offering period, whichever is lower. The number of shares to be purchased under the option is based upon the participant’s elected withholding amount. At the end of each participation period, such option is automatically exercised.
      The approval of the adoption of the Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker nonvotes will not be counted as votes cast and will have no effect on the result of the vote.
      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.
SUBMISSION OF STOCKHOLDER PROPOSALS
      Under our Bylaws, any stockholder may submit a proposal for presentation at the Annual Meeting, including nominations for directors, by delivering the proposal to our corporate secretary at our home office by no earlier than 90 days prior to the Annual Meeting and no later than 60 days prior to the Annual Meeting. The deadline for submitting stockholder proposals for the 2006 Annual meeting was March 26, 2006. No stockholder proposals were received for consideration at the Annual Meeting.
      Stockholders may also ask us to include proposals in the proxy materials that we send out in connection with our annual meetings, subject to the proxy rules adopted by the SEC. In order to be included in our Proxy Statement relating to the 2007 Annual Meeting, a stockholder proposal must be submitted to our corporate secretary at our home office by January 5, 2007.
OTHER MATTERS
      We do not intend to bring any matters before the Annual Meeting other than those disclosed in the Notice of Annual Meeting of Stockholders, and we do not know of any business which persons, other than the management, intend to present at the Annual Meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by stockholders for consideration at the Annual Meeting.
      We will bear the cost of soliciting proxies for use by our Board of Directors at the Annual Meeting. To the extent necessary, proxies may be solicited by our directors, officers and employees in person, by telephone or through other forms of communication, but these persons will not receive any additional compensation for this solicitation. We will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of our common stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.
      Stockholders may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board, by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to our corporate secretary at our home office at 1004 Farnam Street, Suite 100, Omaha, NE, 68102. All communications received by our corporate secretary will be forwarded to the appropriate directors. In addition, it is the policy of our Board of Directors that directors attend, and be available to discuss stockholder concerns at, our annual meeting. All directors attended our 2005 annual meeting.
      Our Annual Report on Form 10-K, as filed by the Company with the SEC, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. The Annual Report on Form 10-K is not to be considered part of this proxy solicitation material.

      None of the information set forth in this Proxy Statement under the headings “Report of the Compensation Committee on Executive Compensation,” “Report of the Audit Committee” or “Company Stock Performance” is deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

By Order of the Board of Directors

Paul Beldin, Secretary
Omaha, Nebraska
April 3, 2006

EXHIBIT A
AMERICA FIRST APARTMENT INVESTORS, INC.
CHARTER OF THE AUDIT COMMITTEE

AMERICA FIRST APARTMENT INVESTORS, INC.
CHARTER OF THE AUDIT COMMITTEE

I.	Audit Committee Purpose
      1. The Audit Committee (the “Committee”) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the financial statements of America First Apartment Investors, Inc. (the “Company”),

•	Monitor the independence and performance of the Company’s internal and external auditors, and

•	Monitor the compliance of the Company with legal and regulatory requirements.
      2. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company’s independent registered public accounting firm, officers and other employees. The Audit Committee is authorized to retain, at the Company’s expense, such special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or, consultants to, the Audit Committee.
      3. The Audit Committee shall have the responsibilities and powers set forth in this Charter. However, it is the duty of management of the Company to prepare its financial statements in accordance with generally accepted accounting principals (“GAAP”) including management’s assessment of the Company’s Internal Control over financial reporting and it is the responsibility of the Company’s independent registered public accounting firm to plan and conduct the audits of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Code of Conduct.

II.	Composition of the Audit Committee
      1. The Audit Committee shall be comprised of three or more Directors as appointed by the Board of Directors in accordance with the Company’s Corporate Governance procedures
      2. Each member of the Audit Committee shall meet the experience and independence requirements established from time to time by the Securities Exchange Commission (the “SEC”), the Nasdaq Stock Market, or any corresponding rules of any exchange on which securities of the Company are listed for trading.
      3. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of appointment.
      4. The Audit Committee shall include at least one member who qualifies as a “financial expert” as defined by the rules of the SEC from time to time. In determining whether a member of the Audit Committee is a financial expert, the Board shall consider whether the person has, through education and experience as a public accountant or auditor or a principal financial officer, comptroller, or principal accounting officer or similar position, (1) an understanding of GAAP, (2) experience in the preparation or auditing of financial statements and in the application of GAAP in connection with accounting for estimates, accrual and reserves, (3) experience with internal accounting controls, and (4) an understanding of audit committee functions. The Audit Committee will disclose in periodic reports why one member is considered a financial expert, as defined, or will disclose why the Audit Committee does not have a financial expert.

III.	Meeting Procedures
      1. The Audit Committee shall appoint a Chairperson from among its members who shall preside over all meetings of the Audit Committee. If the Audit Committee Chairperson is unable to attend any meeting, the other members of the Audit Committee may designate a temporary Chairperson by majority vote of the members in attendance.
      2. A quorum of the Audit Committee shall be required for the conduct of any business at a meeting of the Audit Committee. A majority of the total members of the Audit Committee present in person, including via videoconferencing or teleconferencing, shall be a quorum for all purposes of the Audit Committee. Actions of the Audit Committee shall require the affirmative vote of a majority of the members attending a duly constituted meeting of the Audit Committee.
      3. A written record of all meetings of the Audit Committee shall be made and maintained with the minutes of the Company. The results of all meetings of the Audit Committee shall be reported to the Board of Directors.
      4. The Audit Committee should meet privately in executive session at least semi-annually with management, the independent registered public accounting firm, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

IV.	Responsibilities and Duties

A.	Review of Financial Statements
      1. The Audit Committee will review the Company’s annual audited financial statements prior to filing thereof with the SEC or distribution to security holders or other third parties. Based on its review of the audited financial statements, the Audit Committee shall determine whether or not to recommend to the Board that such financial statements be included in annual reports filed with the SEC. The Audit Committee shall prepare its report on the annual audited financial statements required to be filed with the SEC as part of any SEC report.
      2. The Audit Committee will review the Company’s quarterly unaudited financial statements prior to filing thereof with the SEC or distribution to security holders or other third parties.
      3. The Audit Committee will review, prior to filing with the SEC, any disclosure made on Form 8-K relating to material changes in the financial conditions or operations of the Company.
      4. In connection with its reviews of Company financial statements, the Audit Committee shall:

a. undertake appropriate discussions with management and independent registered public accounting firm of major issues regarding accounting and auditing principles, practices, and judgments, including a review of (1) critical accounting policies and practices used by the Company, (2) the effects of alternative GAAP methods on the Company’s financial statements, (3) all material corrective adjustments and uncorrected proposed adjustments that were identified by the independent registered public accounting firm, and (4) any transactions as to which management obtained a Statement on Auditing Standards (“SAS”) No. 50 letter;

b. review each audit report with respect to annual financial statements and the results of the independent auditor’s SAS 100 review of the quarterly unaudited financial statements;

c. discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent registered public accounting firm in accordance with the Statement on Auditing Standards SAS No. 61, as it may be modified or supplemented;

d. review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

e. review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

1. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

2. Any changes to the planned scope of the audit;

f. review significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures;

g. review with management the independent auditor’s report assessing the effectiveness of the Company’s internal control structure and procedures for financial reporting;

h. review significant findings prepared by the independent registered public accounting firm, and other material communications between the independent registered public accounting firm and management, together with management’s responses;

i. review any major changes to the Company’s auditing and accounting principles and practices as suggested by the independent registered public accounting firm or management;

j. review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies;

k. review any issues which were discussed with the national office of the independent registered public accounting firm; and

l. review results of the quarterly disclosure committee meeting held by management and a summary disclosure questionnaire responses.
      5. The Audit Committee shall meet with the independent registered public accounting firm and financial management of the Company to review the proposed audit of the Company’s financial statements, including the scope, staffing, locations, timing, deliverables, and the general audit approach. The scope of any audit shall include a requirement that the independent registered public accounting firm inform the Audit Committee of any significant changes in the independent accountant’s original audit approach.

B.	Independent registered public accounting firm
      1. The Company’s independent registered public accounting firm will report directly to the Audit Committee and shall be accountable to the Audit Committee. The Audit Committee has the sole authority to hire and fire the Company’s independent registered public accounting firm and is responsible for the oversight of the performance of their duties.
      2. The Audit Committee shall approve in advance the retention of, and all fees to be paid to, the Company’s independent registered public accounting firm. The rendering of any auditing services (which may include providing comfort letters in connection with securities offerings or statutory audits required for state regulatory purposes) and all non-auditing services by the Company’s independent auditing firm must be approved in advance by the Audit Committee, except for de minimus services described in Section 10A of the Securities Exchange Act of 1934 and the SEC rules issued thereunder. The Audit Committee shall not approve any non-auditing services of the type prohibited by Section 10A (g) of the Securities Exchange Act of 1934 being provided by its independent auditing firm contemporaneously with the provision of audit services. The provision of allowable non-audit services, and the fees paid in connection therewith, will be disclosed in periodic reports filed with the SEC.
      3. The Audit Committee shall be responsible for ensuring the independence of the Company’s independent registered public accounting firm. In connection therewith, the Audit Committee shall, on an annual basis, obtain a formal statement delineating all relationships between the independent registered public accounting firm and the Company as required by Independence Standards Board (“ISB”) Standard No. 1, as may be modified or supplemented, and will review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair the auditor’s independence. No current or former employee of the independent auditor who worked on the Company’s account shall be hired by the Company without the prior approval of the Audit Committee.

      4. The Audit Committee shall also review and evaluate the performance and effectiveness of the Company’s independent registered public accounting firm, including the independent registered public accounting firm’ judgments about the quality, appropriateness and accuracy of the Company’s accounting principles as applied in its financial reporting. As part of its review of the Company’s independent registered public accounting firm, the Audit Committee shall consider results of the independent accountant’s last peer review, litigation status, and disciplinary actions, if any. The Audit Committee shall confirm on at least an annual basis, that the Company’s independent auditing firm is duly registered with the Public Company Accounting Oversight Board.
      5. The Audit Committee shall review the experience and qualifications of the senior members of the independent registered public accounting firm and the quality control procedures of the independent registered public accounting firm. The Audit Committee will monitor the required rotation of the lead audit partner and reviewing partner for the Company’s account to assure that the five-year rotation schedule is maintained. The Audit Committee may also consider the periodic replacement of its independent audit firm.

C.	Internal Audit & Compliance Function
      The Company’s internal audit function is accountable to the Audit Committee. The Audit Committee shall review and approve the annual internal audit plan and review the significant reports to management prepared by the internal auditing function and management’s responses thereto.

D.	Related Party Transactions
      1. The Audit Committee shall periodically review policies and procedures with respect to executives’ and other appropriate personnel’s expense accounts and perquisites, including their use of Company assets.
      2. The Audit Committee will review and approve all related party transactions involving the Company.

E.	Legal and Regulatory Compliance
      1. The Audit Committee shall, on at least an annual basis, review with the Company’s counsel any legal or regulatory matters that could have a significant impact on the Company’s financial statements and its compliance with applicable laws, regulations and inquiries received from regulators or governmental agencies.
      2. The Audit Committee shall review and recommend action relating to any report from the Company’s independent auditor made pursuant to Section 10A of the Securities Exchange Act of 1934 of illegal acts which it believes are likely to have occurred and which would have an effect on the Company’s financial statements, including any contingent monetary effects, such as fines, penalties and damages.
      3. The Audit Committee shall establish, review and update periodically a Code of Ethical Conduct, which shall include a specific code for senior financial officers complying with the rules of the SEC, and ensure that management has established a system to enforce this Code and report such to the Board. Any waivers of the Code of Conduct must be approved by the Audit Committee.
      4. The Audit Committee shall maintain procedures for the receipt, retention and treatment of employee complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters through the use of the National Hotline Service. These procedures shall be effectively communicated to Company employees.
      5. The Audit Committee shall also perform any other activities consistent with this Charter and the By-Laws of the Corporation, and governing law, as the Audit Committee or the Board deems necessary or appropriate.
      6. The Audit Committee shall review and reassess the adequacy of this Charter at least annually for compliance with the relevant rules and regulations of the SEC, PCAOB, the NASDAQ Stock Market or any exchange on which securities of the Company are listed for trading.

EXHIBIT B
AMERICA FIRST APARTMENT INVESTORS, INC.
2006 EQUITY INCENTIVE PLAN

B-i

B-ii

Page

Section 12.16.	Captions	B-19
Section 12.17.	Governing Law	B-19
Section 12.18.	Execution	B-19

B-iii

ARTICLE I
ESTABLISHMENT AND PURPOSE
      Section 1.1.     Establishment. Effective April 30, 2002, America First Apartment Investors, Inc. (the “Company”) established the 2002 Stock Option Plan. The Company hereby amends the Plan, renaming it the America First Apartment Investors, Inc. 2006 Equity Incentive Plan, effective as of the Effective Date.
      Section 1.2.     Purpose. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, including the employees, officers and directors of the Participating Companies, to foster and promote the long-term financial success of the Participating Companies and materially increase shareholder value. The Plan is also intended to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and the other Participating Companies, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies. In furtherance thereof, the Plan permits awards of equity-based incentives to key employees, officers and directors of, and certain other providers of services to, the Participating Companies.
ARTICLE II
DEFINITIONS
      Section 2.1.     Definitions. The following terms shall have the following meanings when used herein, unless the context clearly indicates otherwise.

(a) “Act” shall mean the Securities Act of 1933, as amended.

(b) “Agreement” shall mean a written agreement entered into between the Company and the recipient of a Grant which sets forth the terms and conditions of the Grant.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Cause” shall mean, unless otherwise provided in a Participant’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Participant’s employment agreement (if any) with the Company (other than a termination of employment by the Participant), or (vi) any illegal act detrimental to the Company; all as determined in the sole discretion of the Committee.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any related rules, regulations and interpretations.

(f) “Change in Control” shall mean any one of the following events: (i) a dissolution or liquidation of the Company, (ii) a sale of substantially all of the assets of the Company, (iii) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 30% of the outstanding shares of common stock of the surviving corporation, or (iv) the acquisition of more than 30% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(g) “Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Article III hereof; provided that the Committee shall at all times consist solely of at least two persons who each qualify as a “Non-Employee Director” under Rule 16b-3(b)(3)(i)

promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

(h) “Common Stock” shall mean the Company’s Common Stock, par value $0.01, either currently existing or authorized hereafter and any other stock or security resulting from adjustment thereof as described herein, or the Common Stock of any successor to the Company which is designated for the purpose of the Plan.

(i) “Company” shall mean America First Apartment Investors, Inc., a Maryland corporation, and any successor or assignee corporation(s) into which the Company may be merged, changed or consolidated; any corporation for whose Securities the Securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(j) “DER” shall mean a dividend equivalency right consisting of the right to receive, as specified by the Committee or the Board at the time of Grant, cash in an amount equal to the dividend distributions paid on a share of Common Stock subject to an Option.

(k) “Disability” shall mean the occurrence of an event which would entitle an employee of the Company to the payment of disability income under one of the Company’s approved long-term disability income plans or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee.

(l) “Effective Date” means the date the Plan is approved by the Company’s shareholders.

(m) “Eligible Persons” shall mean officers, directors and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company. The Committee will determine the eligibility of employees, officers, directors and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals and the nature and value to the Participating Company of such individual’s accomplishments and potential contribution to the success of the Participating Company, whether directly or through its subsidiaries.

(n) “Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by a Participating Company.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

(p) “Exercise Price” shall mean the price per share of Common Stock, determined by the Board or the Committee, at which an Option or SAR may be exercised.

(q) “Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i) If the Common Stock is listed on a national stock exchange, the closing sale price per share on the exchange for the last preceding date on which there was a sale of Common Stock on such exchange, as determined by the Committee.

(ii) If the Common Stock is not then listed on a national stock exchange but is traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Common Stock in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the

Committee may make discretionary determinations in good faith where the Common Stock has not been traded for 10 trading days.

(r) “Grant” shall mean an award of an Incentive Stock Option, Non-qualified Stock Option, DER, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Other Award or any combination thereof to an Eligible Person.

(s) “Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code awarded to an Employee.

(t) “Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code awarded to an Eligible Person, the taxation of which is pursuant to Section 83 of the Code.

(u) “Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase shares of Common Stock at a price and for the term fixed by the Committee in accordance with Article VI of the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement.

(v) “Other Award” means a right granted a Participant under Section 11.1.

(w) “Participant” shall mean any Eligible Person to whom a Grant is made, or the Successors of the Participant, as the context so requires.

(x) “Participating Companies” shall mean the Company and any Subsidiary of the Company which with the consent of the Board participates in the Plan.

(y) “Performance Period” means the period established by the Committee during which any performance goals specified by the Committee with respect to a Grant are to be measured.

(z) “Performance Unit” means a right granted to a Participant under Article X.

(aa) “Plan” shall mean the Company’s 2006 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

(bb) “Purchase Price” shall mean the Exercise Price times the number of shares of Common Stock with respect to which an Option is exercised.

(cc) “Restricted Stock” means Common Stock granted to a Participant subject to the terms and conditions established by the Committee pursuant to Article VIII.

(dd) “Restricted Stock Unit” means a right granted to a Participant under Article IX.

(ee) “Restriction Period” means the period of time during which restrictions established by the Committee shall apply to a Grant.

(ff) “Retirement” shall mean, unless otherwise provided by the Committee in the Participant’s Agreement, the Termination (other than for Cause) of Service of a Participant:

(i) on or after the Participant’s attainment of age 65;

(ii) on or after the Participant’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii) as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

(gg) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article VII.

(hh) “Subsidiary” shall mean any corporation, partnership, or other entity at least 50% of the economic interest in the equity of which is owned by the Company or by another Subsidiary.

(ii) “Successors of the Participant” shall mean the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Participant.

(jj) “Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person) between the Participant and the Participating Companies is terminated for any reason, with or without Cause, including but not limited to any termination by resignation, discharge, Disability, death or Retirement; provided, however, Termination of Service shall not include (i) a termination where there is a simultaneous reemployment of the Participant by a Participating Company or other continuation of service (sufficient to constitute service as an Eligible Person) for a Participating Company or (ii) an employee who is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee). The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including but not limited to the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Employment.
ARTICLE III
ADMINISTRATION
      Section 3.1.     General. The Plan shall be administered by the Committee.
      Section 3.2.     Committee Meetings. The Committee shall meet from time to time as determined by its chairman or by the Chairman or Chief Executive Officer of the Company. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. To the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.
      Section 3.3.     Powers of the Committee. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(a) to determine from time to time the Eligible Persons who are to be awarded Grants and the nature and amount of Grants, and to generally determine the terms, provisions and conditions (which need not be identical) of Grants awarded under the Plan, not inconsistent with the terms of the Plan;

(b) to construe and interpret the Plan and Grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Participants and Grantees;

(c) to amend any outstanding Grant, subject to Sections 12.5 and 12.9 hereof, and to accelerate or extend the vesting or exercisability of any Grant, subject to Section 12.3 hereof, and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(d) to cancel, with the consent of a Participant or as otherwise permitted by the Plan, outstanding Grants;

(e) to provide for the forms of Agreements to be utilized in connection with the Plan;

(f) to establish any “blackout” period the Committee in its sole discretion deems necessary or advisable;

(g) to authorize, by written resolution, one or more officers of the Company to make Grants to nonofficer Employees and to determine the terms and conditions of such Grants, provided, however, the Committee (i) shall not delegate such responsibility to any officer for Grants made to an Employee who is considered an insider, (ii) the Committee’s resolution providing for such authorization sets forth the total number of Grants such officer may award and any other conditions on the officer’s authority to make Grants, and (iii) the officer shall report to the Committee, as the Committee may request, information regarding the nature and scope of the Grants made pursuant to the delegated authority; and

(h) generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.
      Section 3.4.     Grants to Committee Members. Notwithstanding Section 3.3, any Grant awarded under the Plan to an Eligible Person who is a member of the Committee shall be made by a majority of the directors of the Corporation who are not on the Committee; provided that any Grant to such person must satisfy the requirements for exemption under Rule 16b-3 under the Exchange Act and does not cause any member of the Committee to be disqualified as a Non-Employee Director under such Rule.
      Section 3.5.     Committee Decisions and Determinations. Any determination made by the Committee pursuant to the provisions of the Plan or an Agreement shall be made in its sole discretion in the best interest of the Company, not as a fiduciary. All decisions made by the Committee pursuant to the provisions of the Plan or an Agreement shall be final and binding on all persons, including Participating Companies and Participants. Any determination by the Committee shall not be subject to de novo review if challenged in any court or legal forum.
ARTICLE IV
ELIGIBILITY AND PARTICIPATION
      Section 4.1.     Eligibility. Any Eligible Persons may receive Grants under the Plan. Whether an Eligible Person receives a Grant under the Plan will be determined by the Committee, in its sole discretion, as provided in Section 3.3. To receive a Grant, an Eligible Person must enter into an Agreement evidencing the Grant.
      Section 4.2.     Limitation on Stock Ownership. No Grants shall be made under the Plan to any person who after such Grant would Beneficially Own or Constructively Own in excess of 9.8% (in value or number) of the outstanding shares of the capital stock of the Company in violation of its Articles of Incorporation, unless expressly and specifically waived by action of the independent directors of the Board. For purposes of this limitation, “outstanding shares” shall include all stock actually issued and outstanding immediately after a Grant to the Participant. With respect to the stock ownership of any Participant, “outstanding shares” shall include shares authorized for issue under outstanding Grants held by such Participant, but not Grants held by any other person.
ARTICLE V
SHARES SUBJECT TO PLAN
      Section 5.1.     Common Stock. Subject to adjustments pursuant to Section 5.4, Grants with respect to an aggregate of not more than 750,000 shares of Common Stock may be made under the Plan; provided, however, that no more than an aggregate of 350,000 of such shares may be used for Grants for Restricted Stock, Restricted Stock Units, Performance Units and Other Awards. Shares hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Common Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.
      Section 5.2.     Release of Shares. Subject to Sections 5.1 and 5.3, the Committee has full authority to determine the number of shares of Common Stock available for Grants; provided, however, that the full number of Stock Appreciation Rights granted that are settled by the issuance of shares of Common Stock shall be counted against the number of shares of Common Stock available for award under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. In its discretion, the Committee may include as available for distribution all of the following:

(a) Common Stock subject to a Grant that has been forfeited;

(b) Common Stock under a Grant that otherwise terminates, expires or lapses without issuance of Common Stock being made to a Participant; and

(c) Common Stock subject to any Grant that settles in cash.
      Section 5.3.     Incentive Stock Option Restriction. Solely for purposes of determining whether shares are available for the issuance of Incentive Stock Options, and notwithstanding any provision of this Article V to the contrary, the maximum aggregate number of shares that may be issued through Incentive Stock Options under the Plan is 750,000. The terms of Section 5.2 apply in determining the number of shares available under this Section for issuance through Incentive Stock Options.
      Section 5.4.     Adjustments. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

(a) The maximum aggregate number and kind of shares that may be issued for Grants hereunder may be adjusted appropriately; and

(b) Rights under outstanding Grants made to Eligible Persons hereunder, both as to the number and kind of subject shares and the Exercise Price, may be adjusted appropriately.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Grants under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Grants, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including but not limited to, a conversion of equity awards in Grants under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.
The foregoing adjustments and the manner of application of the foregoing provisions to Grants shall be determined solely by the Committee on a case-by-case basis, applied to similarly situation groups or in any other manner as it deems in its sole discretion. Any adjustment hereunder may provide for the elimination of fractional share interests.
      Section 5.5.     Code Section 409A Limitation. Any adjustment made pursuant to Section 5.4 to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any adjustments made pursuant to Section 5.4 to any Grant that is not considered “deferred compensation” shall be made in a manner to ensure that after such adjustment, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

ARTICLE VI
STOCK OPTIONS AND DERS
      Section 6.1.     Grants.
      (a) Evidence of Grants. Each Option and DER granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of the Grant and executed by the Company and the Eligible Person. Each Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.
      (b) Number of Shares. Each Option or DER awarded to an Eligible Person shall state the number of shares of Common Stock to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 5.4 unless the Committee provides otherwise.
      (c) Exercise Price. Each Agreement for an Option shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.
      (d) Type of Option. Each Agreement for an Option shall state whether such Option is an Incentive Stock Option or a Non-qualified Stock Option. No Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company.
      Section 6.2.     Exercise of Options.
      (a) Options may be exercised in whole or part (but only with respect to whole shares of Common Stock and only for a minimum of the lesser of (i) 100 shares of Common Stock or (ii) all shares of Common Stock which are then vested and eligible to be exercised) at any time within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option delivered to the Secretary of the Company at its principal executive offices.
      (b) Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 12.8 hereof. If the applicable Agreement so provides, and the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i) by a certified or bank cashier’s check;

(ii) by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii) by cancellation of indebtedness owed by the Company to the Participant; or

(iv) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Participant’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.
      Section 6.3.     DERs. In connection with the grant of an Option hereunder, the Committee may provide an Eligible Person with the right to receive DERs with respect to Common Stock subject to the

Option (both before and after the Option is earned, vested or acquired), which payments may be either made currently or credited to an account for such Eligible Person, and may be settled in cash or shares of Common Stock, as determined by the Committee. Any such DERs may be subject to such conditions, restrictions and contingencies as the Committee shall establish.
      Section 6.4.     Term and Nontransferability of Options and DERs.
      (a) The period during which any Option may be exercised shall not exceed ten (10) years from the Grant Date. No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Option). Each Option Agreement shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions.
      (b) No Option shall be exercisable except by the Participant or a transferee permitted hereunder.
      (c) No Option or DER shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Participant is domiciled at the time of his or her death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) is not for value, and (iv) is otherwise appropriate and desirable.
      Section 6.5.     Termination of Service.
      (a) Termination of Service, Except by Death Retirement or Disability. Unless otherwise provided in the applicable Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, a Participant shall have the right, subject to the restrictions of Section 6.4, to exercise his or her Option at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such Option had accrued pursuant to the terms of the Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement, if there occurs a Termination of Service for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such Termination of Service shall be canceled.
      (b) Death of Participant. Unless otherwise provided in the applicable Agreement, if the Participant dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), then the Option may be exercised in full, subject to the restrictions of Section 6.4, at any time within 12 months after the Participant’s death, by the Successor of the Participant, but only to the extent that, at the date of death, the Participant’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised.
      (c) Disability or Retirement of Participant. Unless otherwise provided in the applicable Agreement, upon Termination of Service for reason of Disability or Retirement, a Participant shall have the right, subject to the restrictions of Section 6.4, to exercise his or her Options at any time within 24 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such Options had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.
      Section 6.6.     Special Rules For Incentive Stock Options.
      (a) Aggregate Fair Market Value. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Common Stock with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under the Plan and all other plans maintained by the Participating Companies, their parent or Subsidiaries) shall not exceed $100,000.
      (b) Rules Applicable to Certain Owners. In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the day the Option is granted, and the term of an Incentive Stock Option shall be no more than five years from the date of grant.
      (c) Disqualifying Disposition. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Participant prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of such shares to the Participant pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.
ARTICLE VII
STOCK APPRECIATION RIGHTS
      Section 7.1.     General. The Committee shall have authority to grant Stock Appreciation Rights (“SARs”) under the Plan at any time or from time to time. A SAR shall entitle the Participant to receive Common Stock or cash upon exercise of such SAR, subject to the Participant’s satisfaction in full of any conditions, restrictions, or limitations imposed in accordance with the Plan or any Agreement including without limitation payment of the Exercise Price. The Committee may provide for grant or vesting of SARs upon the achievement of performance goals pursuant to Section 11.2. SARs may be awarded alone or in addition to other Grants made under the Plan.
      Section 7.2.     Grant. The grant of a SAR shall occur as of the Grant Date determined by the Committee and set forth in the Agreement. A SAR entitles a Participant to receive Common Stock or cash as described in Section 7.3(e). A Grant of SARs shall be evidenced by and subject to the terms of an Agreement.
      Section 7.3.     Required Terms and Conditions. SARs shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
      (a) Exercise price. The price at which SARs may be exercised shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date.
      (b) Term. The term of a SAR shall be no longer than ten (10) years after the Grant Date.
      (c) Exercisability. In no event shall a SAR be exercisable earlier than six (6) months after the Grant Date (unless the SAR is granted in lieu of or replacement of compensation subject to vesting restrictions, in which case the SAR may be exercisable pursuant to the same vesting restrictions as was the compensation) or later than ten (10) years after the Grant Date. The Committee may provide in a SAR Agreement or thereafter for an accelerated exercise of all or part of a SAR upon such events or standards that it may determine, including one or more performance measures.
      (d) Method of Exercise. A Participant shall exercise a SAR by giving written notice of exercise to the Company specifying in whole shares the portion of the SAR to be exercised and if the Participant has more than one Grant of SARS which could be exercised, designating the particular Grant to be exercised.
      (e) Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive an amount in Common Stock or cash equal in value to the excess of the Fair Market Value per share of Common Stock over the Exercise Price per share of Common Stock specified in the related Agreement, multiplied by the number of shares in respect of which the SAR is exercised, less any amount retained to cover tax withholdings, if necessary. The aggregate Fair Market Value per share of Common Stock shall be determined as of the date of exercise of such SAR.

      (f) No Deferral Features. To the extent necessary to comply with Code Section 409A, the SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.
      Section 7.4.     Standard Terms and Conditions. Unless the Committee specifies otherwise in the SAR Agreement, the terms set forth in this Section 7.4 shall apply to all SARs granted under the Plan. An SAR Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.
      (a) Exercise Price. The standard price at which SARs may be exercised shall be 100% of the Fair Market Value per share of Common Stock on the Grant Date.
      (b) Term. The standard term of a SAR shall be ten (10) years beginning on the Grant Date.
      (c) Exercisability. The standard rate at which a SAR shall be exercisable shall be 25 percent of the Grant on each of the first four anniversaries of the Grant Date.
      (d) Method of Exercise. The standard form of payment of the Exercise Price shall be by means of delivery of cash or certified check.
      (e) Non-transferability of Stock Appreciation Rights. The standard SAR Agreement shall provide that no SAR shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or otherwise disposed of, other than by will or the laws of descent and distribution, and all SARs shall be exercisable during the Participant’s life time only by the Participant.
      (f) No Company Repurchase. The standard SAR Agreement shall stipulate that the Company may not, under any circumstances, repurchase the Common Stock delivered in settlement of the exercise of the SAR or enter into an arrangement that has a similar effect.

(g) No Deferral Features. The standard SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.
      Section 7.5.     Termination of Service.
      (a) Termination of Service, Except by Death Retirement or Disability. Unless otherwise provided in the applicable Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, a Participant shall have the right, subject to the restrictions of Sections 7.3 and 7.4, to exercise his or her SARs at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such SAR had accrued pursuant to the terms of the Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement, if there occurs a Termination of Service for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), any SAR not exercised in full prior to such Termination of Service shall be canceled.
      (b) Death of Participant. Unless otherwise provided in the applicable Agreement, if the Participant dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Participant (other than on account of death, Retirement or Disability), then the SARs may be exercised in full, subject to the restrictions of Sections 7.3 and 7.4 at any time within 12 months after the Participant’s death, by the Successor of the Participant, but only to the extent that, at the date of death, the Participant’s right to exercise such SARs had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised.
      (c) Disability or Retirement of Participant. Unless otherwise provided in the applicable Agreement, upon Termination of Service for reason of Disability or Retirement, a Participant shall have the right, subject to the restrictions of Section 6.4, to exercise his or her SARs at any time within 24 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Participant’s right to exercise such SARs had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.

ARTICLE VIII
RESTRICTED STOCK
      Section 8.1.     General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Eligible Person, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including without limitation providing for either grant or vesting upon the achievement of performance goals pursuant to Section 11.2. Each Grant shall be confirmed by, and be subject to the terms of, an Agreement which contain the applicable terms and conditions of the Grant, including the Restriction Period. The Committee may provide in an Agreement for an accelerated lapse of the Restriction Period upon such events or standards that it may determine, including the achievement of one or more performance goals set forth in Section 11.2. Restricted Stock may be awarded alone or in addition to other Grants made under the Plan.
      Section 8.2.     Grants and Certificates. The Grant of Restricted Stock shall occur as of the Grant Date determined by the Committee. Notwithstanding the limitations on issuance of Common Stock otherwise provided in the Plan, each Participant receiving a Grant of Restricted Stock shall be issued a certificate (or other representation of title, such as book entry registration) in respect of such Restricted Stock. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the Restriction Period shall have lapsed and that, as a condition of any Grant of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Common Stock covered by such Grant.
      Section 8.3.     Required Terms and Conditions. Restricted Stock shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Restriction Period. No Restricted Stock shall become free of restrictions before six (6) months after the granting of the Restricted Stock (unless the Restricted Stock is granted in lieu of or replacement of compensation that is subject to vesting restrictions, in which case the Restricted Stock may be subject to the same vesting restrictions as was the compensation).

(b) Restrictions. The Committee may condition the grant or vesting of the Restricted Stock on the performance of services for the Company or the attainment of performance goals, or both.

(c) Limitations on Transferability. During the Restriction Period set by the Committee, commencing with the date of such Grant, the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of Restricted Stock.

(d) Delivery. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant but shall be held by the Company for the account of the Participant until the end of the Restricted Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates (or other representation of title) for such shares shall be delivered to the Participant as soon as administratively feasible after such expiration.
      Section 8.4.     Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Agreement, the terms set forth in this Section 8.4 shall apply to all Restricted Stock granted under the Plan. A Restricted Stock Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section.

(a) Restriction Period. The standard Restriction Period shall be four (4) years from the Grant Date.

(b) Restrictions. The standard restrictions applicable to Restricted Stock are continued service of the Participant for the Company during the Restriction Period.

(c) Rights. The standard terms of a Restricted Stock Agreement shall provide that the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends, subject to Section 8.3(c).
      Section 8.5.     Termination. Unless otherwise provided in an Agreement or determined by the Committee, and except as is otherwise provided in this Section, Restricted Stock shall be forfeited upon a Participant’s Termination of Service.

(a) Termination by Death. Unless otherwise provided in an Agreement or determined by the Committee, Restricted Stock shall fully vest upon a Participant’s Termination of Service by reason of death.

(b) Termination by Disability or Retirement. Unless otherwise provided in an Agreement or determined by the Committee, on a Participant’s Termination of Service due to Disability or Retirement, any Restricted Stock held by the participant shall continue to vest as if there was no Termination of Service.
      Section 8.6.     Price. The Committee may require a Participant to pay a stipulated purchase price for each share of Restricted Stock.
      Section 8.7.     Section 83(b) Election. The Committee may prohibit a Participant from making an election under Section 83(b) of the Code. If the Committee has not prohibited such election, and if the Participant elects to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, and will provide the required withholding pursuant to Section 12.8, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.
ARTICLE IX
RESTRICTED STOCK UNITS
      Section 9.1.     General. The Committee shall have authority to grant Restricted Stock Units under the Plan at any time or from time to time. A Restricted Stock Unit Grant is denominated in Common Stock that will be settled either by delivery of Common Stock or the payment of cash based upon the Fair Market Value of a specified number of Common Stock.
      The Committee shall determine the number of Restricted Stock Units to be awarded to any Participant, the Restriction Period within which such Grants may be subject to forfeiture, and any other terms and conditions of the Grants including without limitation providing for either grant or vesting upon the achievement of performance goals pursuant to Section 11.2. Each Grant shall be confirmed by, and be subject to the terms of, an Agreement which contain the applicable terms and conditions of the Grant, including the Restriction Period. The Committee may provide in an Agreement for an accelerated lapse of the Restriction Period upon such events or standards that it may determine, including the achievement of one or more performance goals set forth in Section 11.2. Restricted Stock Units may be awarded alone or in addition to other Grants made under the Plan.
      Section 9.2.     Grant. The grant of a Restricted Stock Unit shall occur as of the Grant Date determined by the Committee. A Grant of Restricted Stock Units shall be evidenced by and subject to the terms of an Agreement.

      Section 9.3.     Required Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Restriction Period. No Restricted Stock Unit shall become free of restrictions before six (6) months of the granting of the Restricted Stock Unit, unless the Restricted Stock Unit is granted in lieu of other compensation that is subject to vesting restrictions, in which case the Restricted Stock Units may be subject to the same vesting restrictions as was the compensation.

(b) Restrictions. The Committee may condition the grant or vesting of the Restricted Stock Units on the performance of services for the Company, the attainment of performance goals, or both.

(c) Limitations on Transferability. During the Restriction Period set by the Committee, commencing with the date of such Grant, the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of the Restricted Stock Units.

(d) Rights. The Committee shall be entitled to specify in a Restricted Stock Unit Agreement the extent to which and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments corresponding to the dividends payable on the Common Stock.
      Section 9.4.     Standard Terms and Conditions. Unless the Committee specifies otherwise in the Restricted Stock Unit Agreement, the terms set forth in this Section 9.4 shall apply to all Restricted Stock Unit granted under the Plan. A Restricted Stock Unit Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section:

(a) Restriction Period. The standard Restriction period shall be four (4) years from the Grant Date.

(b) Restrictions. The standard restrictions applicable to a Restricted Stock Unit are continued service of the Participant for the Company during the Restriction Period.

(c) Rights. The standard terms of the Restricted Stock Units shall provide that the Participant is entitled to receive current payments corresponding to the dividends payable on the Common Stock.
      Section 9.5.     Termination. Unless otherwise provided in an Agreement or determined by the Committee and except as is otherwise provided in this Section, Restricted Stock Units shall be forfeited upon a Participant’s Termination of Service.

(a) Termination by Death. Unless otherwise provided in an Agreement or determined by the Committee, Restricted Stock Units shall fully vest upon a Participant’s Termination of Service by reason of death.

(b) Termination by Disability or Retirement. Unless otherwise provided in an Agreement or determined by the Committee, on a Participant’s Termination of Service due to Disability or Retirement, any Restricted Stock Units held by the Participant shall continue to vest as if there was no Termination of Service.
ARTICLE X
PERFORMANCE UNITS
      Section 10.1.     General. The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit consists of the right to receive shares of Common Stock or cash, as provided in the particular Agreement, upon achievement of a performance goal or goals (as the case may be) under Section 11.2. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant. Each Performance Unit Grant shall be evidenced by and be subject to the terms of an Agreement. The Performance Unit Grant shall be earned in accordance with the

Agreement over a Performance Period. Performance Units may be awarded alone or in addition to other Grants made under the Plan.
      Section 10.2.     Earning Performance Unit Grants. Unless expressly waived in the Agreement, Performance Unit Grants must vest solely on the attainment of one or more performance goals set forth in Section 11.2 and in such case shall be subject to the terms and conditions set forth therein.
      Section 10.3.     Performance Period and Vesting in Performance Unit Grants. Unless otherwise provided in the Agreement, the Performance Period shall be a three (3) year period beginning on the Grant Date. Performance Unit Grants shall vest on the third anniversary of the Grant Date.
      Section 10.4.     Termination of Employment. Unless otherwise provided in an Agreement or determined by the Committee, and except as is otherwise provided in this Section 10.4, unvested Performance Units shall be forfeited upon a Participant’s Termination of Service.

(a) Termination by Death. In the event of a Termination of Employment during a Performance Period due to Death, Performance Units for the Performance Period shall immediately vest and be paid out at a target level of performance.

(b) Termination by Disability or Retirement. In the event of a Termination of Service due to Disability or Retirement during a Performance Period, Performance Units shall continue to vest as if there had been no Termination of Service. Distribution of earned Performance Units may be made at the same time payments are made to Participants who did not incur a Termination of Service during the applicable Performance Period.
      Section 10.5.     Nontransferability. Performance Units may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution.
ARTICLE XI
OTHER AWARDS AND PERFORMANCE BASED GRANTS
      Section 11.1.     Other Awards. The Committee shall have authority to grant Other Awards under the Plan at any time and from time to time. An Other Award is a Grant not otherwise specifically provided for under the terms of the Plan that is valued in whole or in part by reference to, or is otherwise based upon or settled in, Common Stock. The Grant of an Other Award shall be evidenced by an Agreement, setting forth the terms and conditions of the Grant as the Committee, in its sole discretion within the terms of the Plan, deems desirable. Other Awards may be awarded alone or in addition to other Grants made under the Plan.
      Section 11.2.     Provisions Relating to Code Section 162(m). Unless expressly waived (either with respect to an individual Participant or a class of individual Participants) in writing by the Committee, it is the intent of the Company that Grants made to persons who are (or may become) Covered Employees within the meaning of Section 162(m) of the Code shall constitute “qualified performance-based compensation” satisfying the relevant requirements of Code Section 162(m) and the guidance thereunder. Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such a Grant does not comply or is inconsistent with the requirements of Code Section 162(m), unless expressly waived as described above, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or a Grant to the extent necessary to obtain a tax deduction for a Participating Company:

(a) Awards subject to this Section must vest (or may be granted or vest) solely on the attainment of one or more objective performance goals unrelated to term of employment. Grants will also be subject to the general vesting provisions provided in the Agreement and this Plan.

(b) Prior to completion of 25% of the Performance Period or such earlier date as required under Section 162(m), the Committee must establish performance goals (in accordance with subsection (e)

below) in writing (including but not limited to Committee minutes) for Covered Employees who will receive Grants that are intended as qualified performance-based compensation. The outcome of the goal must be substantially uncertain at the time the Committee actually establishes the goal.

(c) The performance goal must state, in terms of an objective formula or standard, the method for computing the Grant payable to the Participant if the goal is attained.

(d) The terms of the objective formula or standard must prevent any discretion being exercised by the Committee to later increase the amount payable that otherwise would be due upon attainment of the goal, but may allow discretion to decrease the amount payable.

(e) The material terms of the performance goal must be disclosed to and subsequently approved in a separate vote by the stockholders before the payout is executed, unless they conform to one or any combination of the following goals/targets each determined in accordance with generally accepted accounting principles or similar objective standards (and/or each as may appear in the annual report to stockholders, Form 10K, or Form 10Q): revenue; earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes; operating income; net income; funds from operations (“FFO”), profit margins; earnings per share; FFO per share, return on assets; return on equity; return on invested capital; economic value-added; stock price; gross dollar volume; total shareholder return; market share; book value; expense management; cash flow; and customer satisfaction.

      The foregoing criteria may relate to the Participating Companies, one or more of their Subsidiaries or one or more of their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(f) A combination of the above performance goals may be used with a particular Agreement evidencing a Grant.

(g) The Committee in its sole discretion in setting the goals/targets in the time prescribed in subsection (e) above may provide for the making of equitable adjustments (singularly or in combination) to the goals/targets in recognition of unusual or non-recurring events for the following qualifying objective items: asset impairments under Statement of Financial Accounting Standards No. 121, as amended or superseded; acquisition-related charges; accruals for restructuring and/or reorganization program charges; merger integration costs; merger transaction costs; any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates; tax settlements; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) as described in Accounting Principles Board Opinion No. 30; any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders; unrealized gains or losses on investments; charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133, as amended or superseded; and compensation charges related to FAS 123 (Revised) or its successor provision.

(h) The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which performance goals have been achieved with respect to any Grant intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Grant payable to any Participant, based on such factors as the Committee may deem relevant.

(i) Limitation on Grants.

(i) If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, but not towards the total number of shares reserved and available under the Plan pursuant to Section 5.1.

(ii) During any fiscal year, the maximum number of shares of Common Stock for which Options and Stock Appreciation Rights may be granted to any Covered Employee shall not exceed 50,000 shares.

(iii) During any fiscal year, the maximum number of shares of Common Stock for which Restricted Stock, Restricted Stock Units, Performance Units and Other Awards may be granted to any Covered Employee shall not exceed 30,000 shares.

(iv) During any fiscal year, the maximum cash payment hereunder for performance-based compensation purposes under Code Section 162(m) to any Covered Employee shall not exceed $750,000.

(v) In the case of an outstanding Grant intended to qualify for the performance-based compensation exception under Section 162(m), the Committee shall not, without approval of a majority of the shareholders of the Company, amend the Plan or the Grant in a manner that would adversely affect the Grant’s continued qualification for the performance-based exception.
ARTICLE XII
MISCELLANEOUS
      Section 12.1.     Effect of a Change in Control. Notwithstanding any other provision of this Plan to the contrary, all unvested, unexercisable or restricted Grants shall automatically vest, become exercisable and become unrestricted and performance-based Grants shall be paid out on a pro-rata basis at a target level without further action by the Board or Committee upon a Change in Control, unless provisions are made in connection with the transaction resulting in the Change in Control for the assumption of Grants theretofore awarded, or the substitution for such Grants of new grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 5.4.
      Section 12.2.     Rights as a Shareholder. Other than certain voting rights permitted by the Plan or an Agreement, no person shall have any rights of a shareholder as to Common Stock subject to a Grant until, after proper transfer of the Common Stock subject to a Grant or other required action, such shares have been recorded on the Company’s official shareholder records as having been issued and transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the company’s official shareholder records.
      Section 12.3.     Modification, Extension and Renewal of Grants.
      (a) Ability. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Grants or accept the cancellation of outstanding Grants (to the extent not previously exercised) to make new Grants in substitution therefor, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 of the Exchange Act. The foregoing notwithstanding, no modification of a Grant shall, without the consent of the Participant, alter or impair any rights or obligations under any Grant previously made.
      (b) Code Section 409A Limitation. Any modification, extension or renewal hereunder to any Grant that is considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Code Section 409A. Any modification, extension or renewal hereunder to any Grant that is not considered “deferred compensation” within the meaning of Code Section 409A shall be made in a manner to ensure that after such action, the Grant either continues not to be subject to Code Section 409A or complies with the requirements of Code Section 409A.

      Section 12.4.     Term Of Plan. Grants may be made pursuant to the Plan until the expiration of ten (10) years from the Effective Date of the Plan.
      Section 12.5.     Securities Law Requirements.
      (a) Legality of Issuance. The issuance of any Common Stock upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

(i) the obligation of the Company to sell Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii) the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii) each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Common Stock, no Options shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.
      (b) Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of shares of Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Common Stock under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that such shares of Common Stock are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section shall be conclusive and binding on all persons.
      (c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Options and/or the sale of Common Stock under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Common Stock under the Plan to comply with any law.
      (d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Common Stock but lacking such legend.
      Section 12.6.     Amendment Of The Plan. The Board may from time to time, with respect to any Common Stock at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to Grants previously made without the written consent of the Participant holding such Grants or unless such amendments are in connection with compliance with applicable laws (including Code Section 409A), stock exchange rules or accounting rules; provided that the Board may not make any amendment in the Plan, including, but not limited to, the repricing, replacement or regranting through cancellation of Options or SARs, that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement or applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.
      Section 12.7.     Application Of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.
      Section 12.8.     Tax Withholding. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Participant may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of shares of Common Stock to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (ii) transferring to the Company shares of Common Stock owned by the Participant with a Fair Market Value equal to the amount of the required withholding tax, or (iii) in the case of a Participant who is an Employee of the Company at the time such withholding is effected, by withholding from the Participant’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise by provided hereunder to provide shares of Common Stock to the Participant, and the failure of the Participant to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.
      Section 12.9.     No Reload Rights and No Repricings. Options shall not contain any provisions entitling a Participant to an automatic grant of additional Options in connection with any exercise of the original Option. In no event shall the Company permit the repricing of Grants (including but not limited to the cancellation of an Option or Stock Appreciation Right and the issuance of another Grant with a lower exercise price) unless the Company obtains approval from its shareholders. Any reload rights or repricings in contravention of this section are void.
      Section 12.10.     Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office, addressed to the attention of the Secretary; and if to a Participant or recipient of a Grant, shall be delivered personally or mailed to the Participant or recipient of a Grant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section.
      Section 12.11.     Rights To Employment Or Other Service. Nothing in the Plan or in any Option or Grant granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company (if applicable) or interfere in any way with the right of the Company and its shareholders to terminate the individual’s employment or other service at any time.
      Section 12.12.     Exculpation And Indemnification. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
      Section 12.13.     No Fund Created. Any and all payments hereunder to recipients of Grants hereunder shall be made from the general funds of the Company (or, if applicable, a Participating Company), and no special or separate fund shall be established or other segregation of assets made to assure such payments; provided that bookkeeping reserves may be established in connection with the satisfaction of payment obligations hereunder. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future, and, to the extent that any person acquires a right to receive payments under the Plan from the Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company).
      Section 12.14.     Additional Arrangements. Nothing contained herein precludes any Participating Company from adopting other or additional compensation or benefit arrangements.
      Section 12.15.     Code Section 409A Savings Clause.
      (a) It is the intention of the Company that no Grant shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Grants shall be interpreted accordingly.
      (b) The terms and conditions governing any Grants that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Common Stock pursuant thereto and any rules regarding treatment of such Grants in the event of a Change in Control, shall be set forth in the applicable Agreement, and shall comply in all respects with Section 409A of the Code.
      (c) Following a Change in Control, no action shall be taken under the Plan that will cause any Grant that the Committee has previously determined is subject to Section 409A of the Code to fail to comply in any respect with Section 409A of the Code without the written consent of the Participant.
      Section 12.16.     Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights and shall not be used in construing the terms of the Plan.
      Section 12.17.     Governing Law. THE LAWS OF MARYLAND SHALL GOVERN THE PLAN, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
      Section 12.18.     Execution. The Company has caused the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of this                     day of                     , 2006.

AMERICA FIRST APARTMENT
INVESTORS, INC. a Maryland corporation

By:
Name:
Title:

EXHIBIT C
AMERICA FIRST APARTMENT INVESTORS, INC.
EMPLOYEE STOCK PURCHASE PLAN

C-i

C-ii

AMERICA FIRST APARTMENT INVESTORS, INC.
EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I
ESTABLISHMENT AND PURPOSE
      Section 1.1.     Establishment of the Plan. This America First Apartment Investors, Inc. Employee Stock Purchase Plan (the “Plan”) is hereby established by America First Apartment Investors, Inc. (the “Company”), a Maryland corporation, effective as of January 1, 2006 (the “Effective Date”).
      Section 1.2.     Purpose of the Plan. The purpose of the Plan is to provide eligible employees of the Company and any of its Qualified Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees to devote their best efforts to the financial success of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.
ARTICLE II
DEFINITIONS
      Section 2.1.     Definitions. Capitalized terms used and not otherwise defined in the Plan shall have the following meanings:

“Base Pay” shall mean the monthly pay rate of a salaried Employee or the hourly pay rate of an hourly Employee. Base Pay shall not include payments for overtime, allowances, bonuses and other special payments, commissions and other marketing incentive payments.

“Board” shall mean the Board of Directors of the Company.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer and interpret the Plan.

“Common Stock” shall mean the Common Stock, $.01 par value, of the Company.

“Employee” shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and whose customary period of employment is for more than five (5) months in a calendar year by the Company or a Subsidiary.

“Fair Market Value” shall mean the closing last trade on the date in question, as such price is reported on the Nasdaq National Market or any successor system for a share of Common Stock.

“Offering” shall mean any offer of shares of Common Stock under the Plan.

“Offering Period” shall mean the period beginning January 1, 2006 and ending on June 30, 2006 and each three-month period thereafter. The Committee shall have the power to change the duration and/or frequency of Offering Periods with respect to future offerings. In no event, however, shall any Option granted hereunder be exercisable more than 27 months from its date of grant.

“Option” shall mean any option to purchase Common Stock granted to an Employee pursuant to this Plan.

“Participant” shall mean an Employee of the Company or a Subsidiary who elects to participate in the Plan.

“Subsidiary” shall mean any entity, domestic or foreign, of which not less than fifty percent of the voting rights are held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary.

ARTICLE III
ELIGIBILITY AND PARTICIPATION
      Section 3.1.     General Eligibility. Any Employee who shall have completed three months of employment with the Company or any Subsidiary shall be eligible to participate in the Offering as of the first day of the next Offering Period.
      Section 3.2.     Restrictions on Participation. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan (i) if, immediately after the grant, such Employee would own shares and/or hold outstanding options (regardless if such option is vested or unvested as well as whether or not an Option granted under the Plan) to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company, or (ii) which permits such Employee’s rights to purchase shares under all employee stock purchase plans of the Company and any Subsidiary to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) based on the fair market value of the shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.
      Section 3.3.     Commencement of Participation. A Participant may elect to participate in the Plan by executing the enrollment form prescribed for such purpose by the Committee. A Participant will begin participation in the Plan on the first day of the next Offering Period to begin after submission of the Participant’s enrollment form as long as such enrollment form is submitted to the Committee at least 15 days prior to the first day of such Offering Period. Participants that submit their enrollment form after such date will begin participation in the Plan on the first day of the following Offering Period (provided that their enrollment forms are submitted at least 15 days prior to the first day of such following Offering Period). The Participant shall designate on the enrollment form the percentage of his or her Base Pay which he or she elects to have withheld for the purchase of Common Stock, which may be any whole percentage from 1% to 10%. Once enrolled, a Participant will continue to participate in the Plan for each succeeding Offering Period until he or she withdraws from participation or ceases to qualify as an Employee.
ARTICLE IV
COMMON STOCK SUBJECT TO THE PLAN
      Section 4.1.     Number of Shares. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate 50,000 shares of Common Stock. The Plan will be implemented by an Offering of shares of Common Stock.
      Section 4.2.     Reissuance. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock reacquired at any time and now or hereafter held as treasury stock of the Company as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to the Plan.
ARTICLE V
PAYROLL DEDUCTIONS
      Section 5.1.     Amount of Deduction. At the time a Participant files his or her enrollment form authorizing payroll deductions pursuant to Section 3.03, he or she shall elect to have deductions made from his or her Base Pay on each payday during the time he or she is a Participant in the Offering.
      Section 5.2.     Participant’s Account; No Interest. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such account. No interest shall accrue on amounts credited to a Participant’s account under the Plan, regardless of whether or not the funds in such account are ultimately used to acquire shares of Common Stock, unless required under local law.
      Section 5.3.     Changes in Payroll Deductions. A Participant may change the rate of payroll deductions, effective for the next Offering Period, by filing a new enrollment form with the Committee at any time 15 days prior to the first day of the Offering Period for which such change is to be effective. A Participant may also discontinue his or her participation in the Plan by notifying the Committee in accordance Article VIII of the Plan and with the procedures established by the Committee for such purpose.
      Section 5.4.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions unless required under local law. Such funds shall be subject to the rights of the Company’s creditors.
ARTICLE VI
GRANT OF OPTION
      Section 6.1.     Number of Option Shares. On the last business day of each Offering Period during the term of the Plan, each Participant shall be deemed to have been granted an Option, subject to the limitations of Section 3.02, to purchase a maximum number of shares of Common Stock during the Offering Period equal to the number obtained by multiplying (i) the percentage of the Employee’s Base Pay for that Offering Period which he or she has elected to have withheld pursuant to Section 6.01 by (ii) the Employee’s Base Pay for that Offering Period and dividing the resulting product by (iii) 95% of the Fair Market Value of one share of Common Stock of the Company on the last business day of that Offering Period; provided, however, that in no event shall the total number of shares of Common Stock for which Options are granted exceed the number of shares set forth in Section 4.01. If the total number of shares of Common Stock for which Options would have been granted to Participants pursuant to the preceding sentence would have exceeded the number of shares set forth in Section 4.01 (absent the proviso in the preceding sentence), the Committee shall make a pro rata allocation of the shares of Common Stock available for grant to Participants’ Options in such manner as it shall determine, in its sole discretion, to be reasonably practicable, uniform and equitable.
      Section 6.2.     Option Price. The Option price per share of the Common Stock subject to an Option shall be 95% of the Fair Market Value of one share of Common Stock on the last business day of the applicable Offering Period.
      Section 6.3.     Interest in Option Stock. A Participant shall have no interest in shares of Common Stock covered by his or her Option until such Option has been exercised.
      Section 6.4.     Transferability. Neither payroll deductions credited to a Participant’s account nor Options granted to a Participant shall be transferable other than by will or the laws of descent and distribution and, during a Participant’s lifetime, an Option shall be exercisable only by the Participant.
      Section 6.5.     Tax Withholding. At the time of each exercise of a Participant’s Option, and at the time any Common Stock issued under the Plan to a Participant is disposed of, the Participant must adequately provide for the Company’s Federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Participant.
ARTICLE VII
EXERCISE OF OPTIONS.
      Section 7.1.     Automatic Exercise. Unless a Participant gives written notice to the Company of withdrawal pursuant to Section 8.01, his or her Option to acquire Common Stock with payroll deductions credited to his or her account for any Offering Period will be deemed to have been exercised automatically on the last business day of the applicable Offering Period for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option price (but not in excess of the number of shares of Common Stock for which Options have been granted to the Employee pursuant to Section 4.01), and any excess credited to his or her account at that time will be carried forward to the next Offering Period.
      Section 7.2.     Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over to the next following Offering Period.
      Section 7.3.     Delivery of Stock. As soon as reasonably practicable after each Offering Period, the Company will deliver to the Participant’s account with the Company’s designated broker, in such Participant’s name, the shares of Common Stock purchased upon exercise of such Participant’s Option. It is a condition of participation in the Plan that each Participant maintain an account with the broker designated by the Company. The Company reserves the right to change its designated broker from time to time in its sole discretion.
ARTICLE VIII
WITHDRAWAL
      Section 8.1.     In General. A Participant may withdraw payroll deductions credited to his or her account for a Offering Period under the Plan at any time five days prior to the last business day of such Offering Period by giving written notice to the Committee. As soon as reasonably practicable after receipt by the Committee of his or her notice of withdrawal, the payroll deductions credited to the Participant’s account for such Offering Period will be paid to him or her without interest (except to the extent required by local law), and no further payroll deductions will be made from his or her Base Pay for such Offering Period.
      Section 8.2.     Cessation of Employee Status. In the event a Participant shall cease to be an Employee during an Offering Period for any reason, other than as a result of his or her death, the payroll deductions credited to his or her account for such Offering Period will be returned to him or her without interest (except to the extent required by local law) as soon as reasonably practicable thereafter. For purposes of this Section 8.02, an Employee will not be deemed to have terminated employment or failed to remain an eligible Employee in the case of sick leave, military leave or any other leave of absence approved by the Committee; provided that the period of such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
      Section 8.3.     Termination Due to Death. In the event a Participant shall cease to be an Employee during a Offering Period by reason of his or her death, his or her legal representative shall have the right to elect, by written notice to the Committee prior to the last business day of the Offering Period:

(a) to withdraw all of the payroll deductions credited to the Participant’s account under the Plan for such Offering Period without interest (except to the extent required by local law), or

(b) to exercise the Participant’s Option for such Offering Period with any excess in the Participant’s account after exercise of the Option to be returned to the Participant’s legal representative.
In the event that no such written notice of election is duly and timely received by the Committee, the Participant’s legal representative shall automatically be deemed to have elected, pursuant to clause (b) above, to exercise the Participant’s Option.

ARTICLE IX
ADJUSTMENTS
      Section 9.1.     Changes in Capitalization. In the event that the outstanding shares of the Company’s Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust, subject to any required action by the shareholders of the Company, (i) the number of shares of Common Stock (and the Option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 424 of the Code shall apply with respect to such adjustments and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section 4.01 hereof, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
      Section 9.2.     Acquisition, Merger, Sale of Assets, Dissolution or Liquidation. Notwithstanding the foregoing, in the event of (i) any offer or proposal to holders of the Company’s Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding Options (and in respect of the shares of Common Stock for which Options may be granted under the Plan), including, without limitation, the revision, cancellation, or termination of any outstanding Options, or the change, conversion or exchange of the shares of the Company’s Common Stock under outstanding Options (and of the shares of the Company’s Common Stock for which Options may be granted under the Plan) into or for securities or other property of another corporation. Any such adjustments by the Board of Directors shall be final, conclusive and binding for all purposes of the Plan.
ARTICLE X
ADMINISTRATION OF THE PLAN
      Section 10.1.     Committee. The Plan shall be administered by the Committee. The Committee shall have the power to delegate to another person or entity the duty to perform such administrative functions as it deems appropriate.
      Section 10.2.     Interpretation. The Committee shall be authorized (i) to interpret the Plan and decide any matters arising thereunder, and (ii) to adopt such rules, regulations and procedures, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.
      Section 10.3.      Finality. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, any of its Subsidiaries, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.
      Section 10.4.     Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

ARTICLE XI
MISCELLANEOUS
      Section 11.1.     Effect of the Plan on Employment Relationship. Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or any Subsidiary as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant’s employment with the Company or Subsidiary, as the case may be, at any time.
      Section 11.2.     Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be provided to Participants at least annually, which will include the amount of payroll deductions, the purchase price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
      Section 11.3.     Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the shareholders of the Company, except to the extent shareholder approval is required by applicable Nasdaq National Market or stock exchange rules, applicable provisions of the Code, or other applicable laws or regulations.
      Section 11.4.     Termination of the Plan. The Board of Directors may terminate the Plan at any time in its sole discretion. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan in any material adverse way without the consent of the affected Participant.
      Section 11.5.     No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option agreement, any Option granted under the Plan, or any rule, regulation or procedure established by the Committee.
      Section 11.6.     Severability. If any provision of the Plan or an Option agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, and the Plan and such agreement shall each be construed and enforced as if the invalid provisions had never been set forth therein.
      Section 11.7.     Plan Provisions Control. The terms of the Plan govern all Options granted under the Plan, and in no event will any Option be granted under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the grant date of such Option, the term in the Plan as constituted on the grant date of such Option shall control.
      Section 11.8.     Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.
      Section 11.9.     Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person designated by the Company for the receipt thereof. All notices or other communications by the Company to the Participant shall be deemed to have been duly given when sent by the Company by regular mail to the address of the Participant on the human resources records of the Company.
      Section 11.10.      Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.
      Section 11.11.     Governing Law. The Plan and any and all Option agreements executed in connection with the Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of laws principles, except to the extent that such law is preempted by federal law.

      Section 11.12.     Compliance with Securities Law. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be issued.
      Section 11.13.     Additional Restrictions of Rule 16b-3. The terms and conditions of Options granted under the Plan, and the purchase of shares by persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Options shall contain, and the shares issued upon exercise thereof shall be subject to Section 16 of the Exchange Act with respect to Plan transactions. Without limitation to the foregoing, the election by a person subject to Section 16 of the Exchange Act to enroll in an Offering Period may be made irrevocable for the specific purchase period within the Offering Period.
      Section 11.14.     Effective Date of the Plan. The Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Board adopts the Plan. If such shareholder approval is not obtained, the Plan and all rights to the Common Stock purchased under the Plan shall be null and void and shall have no effect and all monies held in Participants’ accounts shall be returned to such Participants on the next payroll period following such shareholder meeting. Subject to the immediately preceding sentence, the Plan shall be effective as of January 1, 2006. The Plan shall continue in effect until terminated in accordance with Section 11.04.

REVOCABLE PROXY
AMERICA FIRST APARTMENT INVESTORS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICA FIRST APARTMENT INVESTORS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 9 2006 AND AT ANY ADJOURNMENT THEREOF.
The undersigned hereby authorizes the Board of Directors of America First Apartment Investors, Inc. (the “Company”), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at [the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska] on Tuesday, May 9, 2006, at[ 9:00 a.m.], Central Daylight Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.
     1. ELECTION OF DIRECTORS.
          ☐ FOR the nominees listed below for the term to expire in 2009 (except as marked to the contrary below)
          ☐ WITHHOLD AUTHORITY to vote for all nominees listed below
                    NOMINEES:      Michael B. Yanney            Gregor Medinger
          (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR” but cross out such nominee’s name.)
     2. AUDITORS. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2006.
          ☐ FOR                     ☐ AGAINST                     ☐ ABSTAIN
     3. APPROVAL OF 2006 EQUITY INCENTIVE PLAN. Approval of the adoption of the 2006 Equity Incentive Plan.
          ☐ FOR                     ☐ AGAINST                     ☐ ABSTAIN
     4. APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN. Approval of the adoption of the Employee Stock Purchase Plan.
          ☐ FOR                     ☐ AGAINST                     ☐ ABSTAIN
     5. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other matters which should come before the Annual Meeting.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE RATIFICATION OF AUDITORS, FOR THE APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.
(continued and to be signed on the reverse hereof).

     This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for May 9, 2006, the Proxy Statement for the Annual Meeting and the Company’s 2005 Annual Report to Stockholders prior to the signing of this proxy.
Dated:                    , 2006.

(Signature)

(Signature if held jointly)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.